UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Affirm Holdings, Inc.
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our stockholders:

We are pleased to invite you to virtually attend the 2026 Annual Meeting of Stockholders (including any adjournments, continuations, or postponements thereof, the “Annual Meeting”) of Affirm Holdings, Inc., a Nevada corporation (“Affirm”, the “Company” or “we”). The Annual Meeting will be held exclusively online via live audio webcast at www.proxydocs.com/AFRM on Monday, December 14, 2026, at 9:00 a.m., Pacific Time. The virtual format of the Annual Meeting allows us to preserve and even increase stockholder access, while also saving time and money for both us and our stockholders and minimizing our environmental impact. Even with a virtual format, you will still be able to vote and submit questions during the meeting, and we encourage you to attend online and participate.
The Annual Meeting will be held for the following purposes:
1.    To elect the three Class III nominees for director named in the accompanying proxy statement to hold office until the 2029 Annual Meeting and until their successors have been duly elected and qualified or until such director’s earlier death, resignation or removal.
2.    To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027.
3.    To approve, on a non-binding advisory basis, the compensation of our named executive officers.
4.    To conduct any other business properly brought before the Annual Meeting.
These proposals, as well as instructions for accessing the virtual Annual Meeting, are more fully described in the accompanying proxy statement. The record date for the Annual Meeting is October 16, 2026. Only stockholders of record at the close of business on that date are entitled to notice of, and may vote at, the Annual Meeting.
By Order of the Board of Directors

Katherine Adkins Chief Legal Officer, Chief Compliance Officer & Secretary

San Francisco, California October 23, 2026
Important notice regarding the availability of proxy materials for Affirm’s 2026 Annual Meeting of Stockholders to be held on December 14, 2026: The notice, proxy statement and annual report are available at www.proxydocs.com/AFRM.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY THROUGH THE INTERNET OR BY TELEPHONE OR REQUEST AND SUBMIT YOUR PROXY CARD AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

2026 PROXY STATEMENT

Headquarters | 221 Main Street, Floor 6, San Francisco, California 94105 | (415) 960-1518
Investor Relations Website | investors.affirm.com

PROXY STATEMENT FOR THE 2026
ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 a.m., Pacific Time, on Monday, December 14, 2026
This proxy statement is furnished in connection with the solicitation of your proxy by our Board of Directors (“Board”) to vote at the 2026 Annual Meeting of Stockholders (including any adjournments, continuations, or postponements thereof, the “Annual Meeting”). This proxy statement contains information about the matters to be voted upon at the Annual Meeting and certain other information required by Securities and Exchange Commission (“SEC”) rules. In accordance with SEC rules, we are making our proxy materials available at www.proxydocs.com/AFRM with an option to request a printed set be mailed to you. We expect to begin mailing a notice of internet availability of proxy materials (the “Notice”) on October 23, 2026 to all stockholders of record entitled to vote at the Annual Meeting. The Notice contains instructions for viewing the proxy materials, voting online and requesting a printed set of proxy materials.
You are cordially invited to attend the Annual Meeting on Monday, December 14, 2026, at 9:00 a.m., Pacific Time, which we are holding exclusively online via live webcast at www.proxydocs.com/AFRM. To attend the Annual Meeting, you will need to register in advance using the control number included on your Notice or proxy card, as described under “Questions and Answers About the Annual Meeting.” Whether or not you expect to attend the Annual Meeting, please vote online, as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote online during the Annual Meeting.

PROXY SUMMARY
PROXY SUMMARY
Annual Meeting

Date and Time December 14, 2026 9:00 am (Pacific Time)	Location Virtual-only at www.proxydocs.com/AFRM	Record Date October 16, 2026
Voting Matters and Board Recommendations

Matter	Board Recommendation	Page
Proposal 1 - Election of Three Class III Directors	FOR each Director Nominee	15
Proposal 2 - Ratification of Deloitte & Touche as Independent Auditor for Fiscal Year Ending June 30, 2027	FOR	16
Proposal 3 - Non-Binding Advisory Vote to Approve Executive Compensation	FOR	48
How to Vote

Via the Internet	During the Meeting Live at www.proxydocs.com/AFRM	By Telephone Follow the instructions in our proxy statement	By Mail
Board of Directors

Name[1]	Class	Director since	Audit Committee	Compensation Committee	Nominating and Governance Committee
Max Levchin	III	2012
Richard Galanti	II	2025		✓	✓
Brian D. Hughes	III	2024	✓	✓
Jeremy Liew	III	2013		✓*	✓
Libor Michalek	I	2021
Christa S. Quarles (I)	II	2018		✓	✓*
Jacqueline D. Reses	I	2021
Manolo Sánchez	II	2023	✓	✓
Ryan Schneider	III	2026	✓		✓
Noel Watson	I	2022	✓*
* Indicates committee chair.
(I) Indicates Lead Independent Director.
1 The Board and committee compositions are presented as of October 23, 2026. As part of the Board’s ongoing refreshment process, Messrs. Hughes and Liew were not re-nominated for election at the Annual Meeting. The Board expects to refresh its committee compositions following the Annual Meeting to address the vacancies resulting from the departures of Messrs. Hughes and Liew.
About Affirm - Who We Are

Affirm was founded in 2012 with a mission to deliver honest financial products that improve lives. We are building the

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	1

PROXY SUMMARY
next generation payment network. We believe that by using modern technology, strong engineering talent, and a mission-driven approach, we can reinvent payments and commerce. Our solutions, which are built on trust and transparency, are designed to make it easier for consumers to spend and save responsibly and with confidence, easier for merchants and commerce platforms to convert sales and grow, and easier for commerce to thrive.
Corporate Governance Highlights

✓	Lead Independent Director	✓	Sustainability report published annually
✓	Independent committee chairs	✓	Annual Board and committee self-evaluations
✓	Code of Ethics and Business Conduct applicable to all directors and officers	✓	Majority voting standard for the election of directors in uncontested elections
✓	Executive sessions for each Board meeting with independent directors	✓	None of our directors sit on the board of more than three other public companies in addition to our Board
✓	All of our directors attended at least 75% of the meetings of the Board and committees on which they served	✓	Board oversight of risk management and CEO succession planning
✓	Active board refreshment, with five new independent directors joining since 2022	✓	Stock ownership guidelines for directors and executive officers
Executive Compensation and Financial Highlights

Compensation Philosophy and Design

We strive to compensate our named executive officers in a manner that is competitive, rewards achievement of our business objectives, and aligns the interests of our named executive officers with those of our stockholders. Generally, we structure the annual compensation of our named executive officers using three principal elements: base salary, annual cash incentive opportunities, and long-term incentive compensation opportunities in the form of equity awards. We have designed our executive compensation program to achieve the following primary objectives:

Provide market competitive compensation and benefit levels to attract, motivate, reward and retain key members of our management team
Establish a direct link between our financial and operational objectives and our compensation
Align the interests and objectives of our named executive officers with our stockholders by linking long-term incentive compensation opportunities to company performance and stockholder value creation and cash incentives to annual performance
Fiscal 2026 Financial Highlights

GMV* $50.2B ↑37%**	Total Revenue $4.3B ↑32%**	Revenue Less Transaction Costs* $2.1B ↑41%**

Operating Income $417M	Adjusted Operating Income* $1.2B	Net Income $1.9B
*    Please refer to Appendix A for a discussion of GMV, which is a key operating metric. In addition, refer to Appendix A for a discussion of total revenue less transaction costs and adjusted operating loss, which are non-GAAP financial measures, as well as reconciliations to the most directly comparable GAAP measures.
**    All comparisons are to the comparable figure for fiscal 2025 unless otherwise noted.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	2

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business is managed under the direction of our Board, which is currently composed of ten members. Seven of our ten directors are independent within the meaning of the independent director requirements of the Nasdaq Stock Market LLC (“Nasdaq”). Our Board is divided into three classes with staggered three-year terms. At each Annual Meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Upon the recommendation of our Nominating and Governance Committee, we are nominating Max Levchin, James Bray and Ryan Schneider as Class III directors at the Annual Meeting. Mr. Levchin was most recently elected at our 2023 Annual Meeting of Stockholders. Mr. Schneider was appointed as a Class III director of our Board effective July 1, 2026 and was initially identified as a potential director candidate by our CEO. Mr. Bray, who is a director nominee, was initially identified as a potential director candidate by our CEO. If elected, Messrs. Levchin, Bray and Schneider will each hold office for a three-year term until the Annual Meeting of stockholders to be held in 2029 and until their successors are elected and qualified or until such director’s earlier death, resignation or removal.
As part of the Board’s ongoing refreshment process, the service of two of our current Class III directors, Brian D. Hughes and Jeremy Liew, will conclude at the Annual Meeting. Accordingly, the size of the Board will be reduced to nine members effective at the Annual Meeting.

The following table sets forth the names, ages as of October 1, 2026 and certain other information for each of the Class III directors with terms expiring at the Annual Meeting, our Class III director nominee and for each of our continuing directors:

Name	Age	Director since	Term Expires	Principal Occupation	Our Committee Membership[1]	Other Public Company Boards
Class III Directors and Class III Director Nominee[2]
Max Levchin	51	2012	2026	Founder, CEO and Chairman of Affirm Holdings, Inc.	—	1
James Bray	53	Director nominee		Principal, Rockford Pacific Holdings LLC	Committee assignments to be determined after election	0
Brian D. Hughes	59	2024	2026	Independent Consultant and Strategic Advisor to the Boston Consulting Group	Audit Committee, Compensation Committee	0
Jeremy Liew	55	2013	2026	Partner at Lightspeed Venture Partners	Compensation Committee (chair), Nominating and Governance Committee	0
Ryan Schneider	56	2026	2026	Former Chief Executive Officer of Anywhere Real Estate	Audit Committee, Nominating and Governance Committee	1
Class I Continuing Directors
Libor Michalek	53	2021	2027	President of Affirm Holdings, Inc.	—	0
Jacqueline D. Reses	56	2021	2027	Chief Executive Officer of Lead Bank	—	1
Noel Watson	51	2022	2027	Chief Financial Officer and Chief Operating Officer of LegalZoom.com, Inc.	Audit Committee (chair)	0
Class II Continuing Directors
Richard Galanti	70	2025	2028	Former Executive Vice President and Chief Financial Officer of Costco Wholesale Corporation	Compensation Committee, Nominating and Governance Committee	1
Christa S. Quarles*	52	2018	2028	Chief Executive Officer of Parallels	Compensation Committee, Nominating and Governance Committee (chair)	1

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	3

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Manolo Sánchez	60	2023	2028	Adjunct Professor at Rice University’s Jones Graduate School of Business	Audit Committee, Compensation Committee	3
* Lead Independent Director
1 The Board expects to refresh its committee compositions following the Annual Meeting to address the vacancies resulting from the departures of Messrs. Hughes and Liew.
2 As part of the Board’s ongoing refreshment process, Messrs. Hughes and Liew were not re-nominated for election at the Annual Meeting.

Director Nominees - Class III

Director Since 2012 Age: 51 Board Committees: None	MAX LEVCHIN Chairman and Chief Executive Officer of Affirm Holdings, Inc.
	Skills and Qualifications: –CEO Experience –Engineering, Technology, Innovation –Payments, Financial Services, FinTech –Government/Public Service	–Bank Regulatory –Venture Capital/Private Equity –Operational Experience –Business Development/M&A
	Other Public Company Boards –The Coca-Cola Company	Former Public Company Boards (During Past 5 Years) –None
Mr. Levchin is our Founder and has served as our Chairman and Chief Executive Officer (“CEO”) since our founding in 2012. Affirm was spun out of 2012 MRL Investments LLC (f/k/a HVF, LLC), an exploration company Mr. Levchin founded in 2011 to create and fund companies that leveraged large data sets in new ways. Mr. Levchin also helped create Yelp Inc., a consumer internet company, and co-founded PayPal, where he served as Chief Technology Officer from its founding until its sale to eBay in 2003. Mr. Levchin was selected to serve on our Board because of the perspective and experience he brings as our Founder and CEO, as well as his experience as a founder of several technology companies.

New Director Nominee Age: 53 Board Committees: ▪Committee assignments to be determined after election	JAMES BRAY Principal, Rockford Pacific Holdings LLC
	Skills and Qualifications: –Payments, Financial Services, FinTech –Engineering, Technology, Innovation –Financial Expertise	–Business Development/M&A –Venture Capital/Private Equity –International, Global –Academia
	Other Public Company Boards –None	Former Public Company Boards (During Past 5 Years) –None
Mr. Bray has served as a Principal at Rockford Pacific Holdings LLC since July 2026. He previously served as a Partner of Capital Group, one of the world’s largest privately held investment management firms, from December 2017 to July 2026. Mr. Bray had research and investment responsibility for companies in the payments, technology and services sectors. Prior to becoming a Partner, Mr. Bray served in roles of increasing responsibility at Capital Group after joining in 2006. Mr. Bray serves on the Advisory Board of the University of Chicago Center for Applied Artificial Intelligence. Mr. Bray was selected as a director nominee due to his extensive experience in capital markets and investment management, his deep knowledge of the payments, financial technology and technology sectors, and his substantial financial and analytical expertise.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Since 2026 Age: 56 Board Committees: ▪Audit Committee ▪Nominating and Governance Committee	RYAN SCHNEIDER Former Chief Executive Officer, Anywhere Real Estate
Skills and Qualifications:
–Payments, Financial Services, FinTech
–Engineering, Technology, Innovation
–Current/Former CEO
–Audit Committee Financial Expert
–Financial Expertise
–Operational Experience
–Business Development/M&A

–Marketing, Brand
–Bank Regulatory
–Legal, Government Relations
–International, Global
–Risk Management
–Public Company Audit Committee
–Public Company Compensation Committee
–Public Company Nominating/Governance Committee

	Other Public Company Boards –Elevance Health	Former Public Company Boards (During Past 5 Years) –Anywhere Real Estate (2017-2026)
Mr. Schneider was the Chief Executive Officer for Anywhere Real Estate, a global leader in residential real estate franchising and brokerage, from 2018 to 2026, prior to which he was President from October to December 2017. Prior to Anywhere Real Estate, he served as President, Card Business for Capital One Financial Corporation from 2007 to 2016, where he was responsible for U.S., U.K., and Canada credit card businesses, and also served as senior advisor from 2016 to 2017. Mr. Schneider previously served as a partner at McKinsey & Company with a focus on financial services clients. Mr. Schneider was selected to serve on the Company’s Board due to his extensive executive leadership, finance, marketing, consumer insights and technology experience, and his public company board service.

Directors Continuing in Office - Class I (Term Ending in 2027)

Director Since 2021 Age: 53 Board Committees: ▪None	LIBOR MICHALEK President, Affirm Holdings, Inc.
	Skills and Qualifications: –Payments, Financial Services, FinTech –Engineering, Technology, Innovation –Operational Experience	–Cybersecurity –Risk Management –Human Capital
	Other Public Company Boards –None	Former Public Company Boards (During Past 5 Years) –None
Mr. Michalek has served as our President since December 2022 and previously served as our President, Technology, Risk and Operations from May 2021 to December 2022 and as our President, Technology from 2018 to May 2021. Mr. Michalek served as the Company’s Chief Technology Officer from 2015 to 2018. Prior to joining the Company, Mr. Michalek served as an Engineering Director at YouTube and Google. Prior to that, Mr. Michalek served as the Chief Technology Officer of Slide, a personal media-sharing service, which was acquired by Google in 2010. Mr. Michalek was selected to serve on our Board due to his deep software, systems, security, machine learning, and engineering experience.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Since 2021 Age: 56 Board Committees: ▪None	JACQUELINE D. RESES Chief Executive Officer, Lead Bank
Skills and Qualifications:
–Payments, Financial Services, FinTech
–Engineering, Technology, Innovation
–Current/Former CEO
–Current/Former CFO
–Audit Committee Financial Expert
–Financial Expertise
–Operational Experience
–Business Development/M&A

–Venture Capital/Private Equity
–Bank Regulatory
–Legal, Government Relations
–Risk Management
–Human Capital
–Government, Public Service
–Public Company Audit Committee
–Public Company Compensation Committee
–Public Company Nominating/Governance Committee

	Other Public Company Boards –Nu Holdings Ltd.	Former Public Company Boards (During Past 5 Years) –Endeavor Group Holdings, Inc. (2021-2025) –Pershing Square Tontine Holdings, Ltd (2020-2022) –TaskUS, Inc. (2019-2025)
Ms. Reses has served as the Chief Executive Officer of Lead Bank, a banking infrastructure company, since 2021. From October 2015 to October 2020, Ms. Reses served as Square Capital Lead of Block, Inc., a financial services and technology company, and Executive Chairman of its bank, Square Financial Services. From September 2012 to October 2015, Ms. Reses served as Chief Development Officer of Yahoo! Inc. Prior to Yahoo, Ms. Reses served as the head of the U.S. media group at Apax Partners Worldwide LLP, which she joined in 2001. Ms. Reses also spent seven years at Goldman Sachs in mergers and acquisitions and the principal investment area. Ms. Reses was selected to serve on our Board due to her experience as a director of various public companies and her leadership experience at technology companies.
Director Since 2022 Age: 51 Board Committees: ▪Audit Committee	NOEL WATSON Chief Financial Officer and Chief Operating Officer, LegalZoom.com, Inc.
	Skills and Qualifications: –Current/Former CFO –Audit Committee Financial Expert –Financial Expertise –Operational Experience	–Business Development/M&A –International, Global –Public Company Audit Committee
	Other Public Company Boards –None	Former Public Company Boards (During Past 5 Years) –Zynga Inc. (2020-2022)
Mr. Watson has served as the Chief Financial Officer and Chief Operating Officer of LegalZoom, an online platform for legal and compliance solutions, since November 2020 and August 2024, respectively. Prior to joining LegalZoom, Mr. Watson served as Chief Financial Officer at TrueCar, Inc. from June 2019 to November 2020. From April 2006 to June 2019, Mr. Watson served in roles of increasing responsibility at TripAdvisor, Inc., including as Vice President - Finance and Chief Accounting Officer. Mr. Watson was selected to serve on our Board due to his financial expertise and his experience on a public company audit committee.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Directors Continuing in Office - Class II (Term Ending in 2028)

Director Since 2025 Age: 70 Board Committees: ▪Compensation Committee ▪Nominating and Governance Committee	RICHARD GALANTI Former Executive Vice President & Chief Financial Officer, Costco Wholesale Corporation
	Skills and Qualifications: –Current/Former CFO –Audit Committee Financial Expert –Business Development/M&A –Financial Expertise	–International, Global –Human Capital –Public Company Audit Committee –Public Company Compensation Committee –Public Company Nominating/Governance Committee
	Other Public Company Boards –Medline, Inc.	Former Public Company Boards (During Past 5 Years) –Costco Wholesale Corporation (1995-2025)
Mr. Galanti is the retired Executive Vice President and Chief Financial Officer of Costco Wholesale Corporation (“Costco”), an operator of warehouse club retail stores. Mr. Galanti joined Costco in March 1984 as Vice President, Finance and became Senior Vice President and Chief Financial Officer in January 1985. Subsequent to the merger of The Price Company and Costco in October 1993, Mr. Galanti became Executive Vice President and Chief Financial Officer, a position he held until March 2024. Mr. Galanti remained an Executive Vice President of Costco until his retirement in January 2025. In addition to his management roles at Costco, Mr. Galanti also served as a director from January 1995 until January 2025. Prior to joining Costco, Mr. Galanti worked in investment banking for Donaldson, Lufkin & Jenrette. Mr. Galanti was selected to serve on our Board due to his extensive tenure as Chief Financial Officer of one of the largest global retail companies, his substantial leadership experience and expertise across retail, finance, global operations, and investor relations, as well as his public company board service.

Director Since 2018 Age: 52 Board Committees: ▪Compensation Committee ▪Nominating and Governance Committee	CHRISTA S. QUARLES Chief Executive Officer, Parallels
	Skills and Qualifications: –Current/Former CEO –Current/Former CFO –Audit Committee Financial Expert –Financial Expertise –Operational Experience –Business Development/M&A –Venture Capital/Private Equity	–Sales –Marketing, Brand –International, Global –Human Capital –Public Company Audit Committee –Public Company Compensation Committee –Public Company Nominating/Governance Committee
	Other Public Company Boards –Kimberly-Clark Corporation	Former Public Company Boards (During Past 5 Years) –None
Ms. Quarles has served as the Chief Executive Officer and a Director of Parallels (formerly known as Alludo), a private software company backed by KKR, since 2020. Prior to joining Parallels, Ms. Quarles served as Operating Partner of Advent International from 2019 to 2020 and the Chief Executive Officer of OpenTable, Inc., an online restaurant reservation service, from 2015 to 2018. Before OpenTable, Ms. Quarles served as the Chief Business Officer of NextDoor, Inc., a social networking company, from 2014 to 2015. Leading up to NextDoor, Ms. Quarles held positions of increasing responsibility with The Walt Disney Company. Ms. Quarles was selected to serve on our Board due to her financial expertise, her experience on a public company audit committee, and her leadership experience as the Chief Executive Officer of an e-commerce marketplace.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	7

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Since 2023 Age: 60 Board Committees: ▪Audit Committee ▪Compensation Committee	MANUEL (“MANOLO”) SÁNCHEZ Adjunct Professor, Jones Graduate School of Business at Rice University
Skills and Qualifications:
–Payments, Financial Services, FinTech
–Current/Former CEO
–Audit Committee Financial Expert
–Financial Expertise
–Operational Experience
–Business Development/M&A
–Venture Capital/Private Equity
–Bank Regulatory

–Legal, Government Relations
–International, Global
–Risk Management
–Human Capital
–Academia
–Public Company Audit Committee
–Public Company Compensation Committee
–Public Company Nominating/Governance Committee

	Other Public Company Boards –Fannie Mae –Stewart Information Services Corporation –Securitize Corp.	Former Public Company Boards (During Past 5 Years) –Elevate Credit, Inc. (2021 - 2023)
Mr. Sánchez is an adjunct professor at Jones Graduate School of Business at Rice University and was President and CEO of Compass Bank, Inc., a U.S. subsidiary of Banco Bilbao Vizcaya Argentaria, S.A. (“BBVA“) from 2008-2017, during which time he served as director of the American Bankers Association, the Institute of International Bankers and the Greater Houston Partnership. Mr. Sánchez joined BBVA in 1990. Mr. Sánchez was selected to serve on our Board due to his in-depth experience in the banking and finance industry, including in risk management, real estate, community, corporate and investment banking, as well as his global insight.

Director Independence
Our Class A common stock is listed on Nasdaq. Under the listing standards of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within a specified period after the completion of its initial public offering. In addition, the listing standards of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the listing standards of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our Board has undertaken a review of the independence of each director and director nominee and has determined that each of Ms. Quarles and Messrs. Bray, Galanti, Hughes, Liew, Sánchez, Schneider and Watson is “independent” as that term is defined under the listing standards of Nasdaq. The Board has determined that Ms. Reses is not an independent director under the listing standards of Nasdaq due to her relationship with Lead Bank as described below under “Certain Relationships and Related-Party Transactions.” In addition, as Messrs. Levchin and Michalek are employed by Affirm, they do not qualify as independent directors. Nevertheless, independent directors continue to comprise a majority of the members of the Board.
In making its independence determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director, and the transactions involving them, if any, described in the section titled “Certain Relationships and Related-Party Transactions.”
There are no family relationships among any of our directors or executive officers.
Board Leadership Structure
Mr. Levchin, our Founder and CEO, serves as Chairman of our Board and presides over meetings of our Board, holds such other powers, and carries out such other duties as are customarily carried out by the chair of a board. Our non-employee directors bring experience, oversight, and expertise from outside of our company, while Messrs. Levchin and Michalek each bring current company-specific experience, leadership, and insight as our Founder and Chief Executive Officer and President, respectively.
Our Board has adopted Corporate Governance Guidelines that provide that one of our independent directors may serve as our Lead Independent Director if the Chair is not independent. Upon the recommendation of our Nominating and Governance Committee, our Board has appointed Ms. Quarles to serve as our Lead Independent Director because of her experience with Affirm and her prior service as chair of our Audit Committee. As Lead Independent Director, Ms. Quarles

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
presides over periodic meetings of our independent directors, serves as a liaison between our Chair and our independent directors, and performs such additional duties as our Board may otherwise determine and delegate. Our Board believes that our existing board leadership structure is appropriate and provides independent leadership and engagement from the Lead Independent Director, while providing the benefit of having our CEO, the individual with primary responsibility for managing the company’s day-to-day operations, chair regular Board meetings as key business and strategic issues are discussed.
Board and Stockholder Meetings and Committees
Our Board has established three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each of our standing committees operates under a written charter that complies with the applicable requirements of the Nasdaq listing standards and the applicable rules and regulations of the SEC. Each of the charters is posted on the “Corporate Governance” section of our investor relations website at investors.affirm.com/corporate-governance/governance-overview.
During the fiscal year ended June 30, 2026 (“fiscal 2026”), our Board held eight meetings (including regularly scheduled and special meetings). Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served during the period he or she was a director. Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage, but do not require, our directors to attend. All nine of our then-serving directors attended last year’s annual meeting of stockholders.

Audit Committee Members: Noel Watson (Chair), Brian D. Hughes*, Manolo Sánchez , Ryan Schneider	8 meetings in fiscal 2026
Our Audit Committee is responsible for, among other things:
–selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
–evaluating the independence and overseeing performance of the independent registered public accounting firm;
–reviewing and discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end operating results;
–reviewing our financial statements and our critical accounting policies;
–reviewing, approving, or ratifying related party transactions;
–reviewing the adequacy and effectiveness of our accounting and internal controls;
–discussing our major litigation, compliance and financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management;
–developing and overseeing procedures for employees to submit concerns anonymously about questionable accounting or auditing matters;
–reviewing communications with regulators or governmental agencies that raise significant compliance issues and management actions on significant compliance matters;
–reviewing our compliance program with respect to legal and regulatory requirements, including our Code of Ethics and Business Conduct and our policies and procedures for monitoring compliance therewith; and
–pre-approving all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.
Each member of our Audit Committee meets the requirements for independence under the listing standards of Nasdaq and the applicable rules and regulations of the SEC. Each member of our Audit Committee also meets the financial literacy and sophistication requirements of the listing standards of Nasdaq. In addition, our Board has determined that Messrs. Sánchez, Schneider and Watson are audit committee financial experts within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).
* Mr. Hughes’s service on the Audit Committee will conclude at the Annual Meeting.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Compensation Committee Members: Jeremy Liew (Chair)*, Richard Galanti, Brian D. Hughes*, Christa S. Quarles, Manolo Sánchez	5 meetings in fiscal 2026
Our Compensation Committee is responsible for, among other things:
–reviewing, approving and determining the compensation of our executive officers;
–evaluating annually the performance of our CEO and approving, either as a committee or together with the other independent directors (as directed by the Board), the CEO’s compensation;
–annually reviewing our overall compensation strategy, including base salary, incentive compensation plans and equity-based compensation plans;
–administering, reviewing and approving equity compensation plans;
–developing and making recommendations to our Board regarding succession planning for our CEO, together with the Nominating and Governance Committee, and other senior management positions;
–establishing and reviewing general policies relating to compensation and benefits of our employees;
–making recommendations regarding non-employee director compensation to our full Board; and
–overseeing and periodically reviewing our sustainability activities, programs, risks and public disclosure related to human capital management.

Each of the members of our Compensation Committee meets the requirements for independence under the listing standards of Nasdaq and the applicable rules and regulations of the SEC. Each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act.

* Messrs. Liew and Hughes will conclude their service on the Compensation Committee at the Annual Meeting.

Nominating and Governance Committee Members: Christa S. Quarles (Chair), Richard Galanti, Jeremy Liew*, Ryan Schneider	4 meetings in fiscal 2026
Our Nominating and Governance Committee is responsible for, among other things:
–identifying, evaluating and selecting, or making recommendations to our Board regarding, nominees for election to our Board and its committees;
–evaluating the performance of our Board;
–considering and making recommendations to our Board regarding the composition of our Board and its committees;
–recommending to the independent directors an independent director to serve as Lead Independent Director;
–developing, reviewing, or making recommendations to our Board regarding corporate governance principles;
–together with the Compensation Committee, developing and making recommendations to our Board regarding succession planning for our CEO; and
–overseeing and periodically reviewing our sustainability activities, programs, risks and public disclosure, except for our strategies and policies related to human capital management.
Each of the members of our Nominating and Governance Committee meets the requirements for independence under the listing standards of Nasdaq.

* Mr. Liew’s service on the Nominating and Governance Committee will conclude at the Annual Meeting.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee.
Individual Board Skills Matrix
The Board is committed to ensuring it has a relevant diversity of skills and experience to oversee the Company, its management, its strategic plan and the execution of that plan. The Board believes that our director nominees, as a group, represent an effective mix of skills, experience and fresh perspectives. The following table summarizes the key skills, experience and other qualifications of our Class III director nominees and the continuing Class I and Class II directors whose Board service continues through the 2027 and 2028 annual meeting of stockholders, respectively. The biographies beginning on page 4 describe each individual’s background and relevant experience in more detail.

	Class III Director Nominees			Class I Continuing Directors			Class II Continuing Directors
Experience, Expertise or Other Qualifications	Bray	Levchin	Schneider	Reses	Michalek	Watson	Galanti	Quarles	Sánchez
Payments, Financial Services, FinTech	✓	✓	✓	✓	✓				✓
Engineering, Technology, Innovation	✓	✓	✓	✓	✓
Current/Former CEO		✓	✓	✓				✓	✓
Current/Former CFO				✓		✓	✓	✓
Audit Committee Financial Expert			✓	✓		✓	✓	✓	✓
Financial Expertise	✓		✓	✓		✓	✓	✓	✓
Operational Experience		✓	✓	✓	✓	✓		✓	✓
Business Development/M&A	✓	✓	✓	✓		✓	✓	✓	✓
Venture Capital/Private Equity	✓	✓		✓				✓	✓
Sales								✓
Marketing, Brand			✓					✓
Bank Regulatory		✓	✓	✓					✓
Legal, Government Relations			✓	✓					✓
International, Global	✓		✓			✓	✓	✓	✓
Cybersecurity					✓
Risk Management			✓	✓	✓				✓
Human Capital				✓	✓		✓	✓	✓
Government/Public Service		✓		✓
Academia	✓								✓
Public Company Audit Committee			✓	✓		✓	✓	✓	✓
Public Company Compensation Committee			✓	✓			✓	✓	✓
Public Company Nominating/Governance Committee			✓	✓			✓	✓	✓
Considerations in Evaluating Director Nominees
Our Nominating and Governance Committee uses a variety of methods for identifying and evaluating potential director candidates. In its evaluation of director candidates, including the current directors eligible for election or re-election, as applicable, our Nominating and Governance Committee will consider the current size and composition of our Board and

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
the needs of our Board and the respective committees of our Board. Some of the qualifications that our Nominating and Governance Committee considers include, without limitation, experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. Although our Board does not maintain a specific policy with respect to board diversity, our Board believes that the board should be a diverse body, and the Nominating and Governance Committee considers a broad range of backgrounds, perspectives, viewpoints and experiences. As part of the search process for new directors, the Nominating and Governance Committee endeavors to identify a diverse pool of candidates. Specifically, in any formal search for Board candidates where an initial candidate pool is assembled, the Nominating and Governance Committee will include, and will request that any search firm that it engages for such a search include, qualified candidates with a diversity of opinions, perspectives, viewpoints, professional and personal experiences, and backgrounds, as well as other differentiating characteristics in that initial candidate pool. After completing its review and evaluation of director candidates, our Nominating and Governance Committee recommends to our full Board the director nominees for selection.
Stockholder Recommendations for Nominations to the Board of Directors
The Nominating and Governance Committee considers director candidates recommended by stockholders. Stockholders may recommend a candidate by writing to the Corporate Secretary at the Company’s address listed on the first page of this proxy statement, and including all information that our bylaws require for director nominations. The Nominating and Governance Committee evaluates director candidates submitted by stockholders in the same manner in which it evaluates other director candidates.
Investor Outreach
We seek regular engagement with investors to communicate our strategy and solicit feedback from the investment community. Management periodically engages a third-party consultant to obtain independent feedback from our investors. In fiscal 2026, management participated in a number of investor conferences and meetings, both virtual and in-person. These meetings were attended by various members of the Company’s senior management, including our CEO, Chief Financial Officer and/or President. Management periodically discusses feedback, including key themes and other insights gained from the investor outreach meetings, at the Company’s Board and committee meetings, as appropriate. Our Board, as well as our management team, values the perspectives of our investors as it helps us to understand and evaluate the effectiveness of our current practices and related disclosures.
Communications with the Board of Directors
Interested parties wishing to communicate with our independent directors may do so by writing to the Board or to the particular member or members of our Board and mailing the correspondence to our Chief Legal Officer at the Company’s address listed on the first page of this proxy statement. Our Chief Legal Officer or Legal Department, in consultation with appropriate members of our Board, as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board, or if none is specified, to the Chairman of our Board.
Corporate Governance Guidelines and Code of Ethics and Business Conduct
Our Board has adopted Corporate Governance Guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a Code of Ethics and Business Conduct that applies to all of our employees, officers and directors, including our CEO, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Ethics and Business Conduct is posted on our investor relations webpage at investors.affirm.com in the “Corporate Governance—Documents and Charters” section. We intend to post any amendments to our Code of Ethics and Business Conduct, and any waivers of our Code of Ethics and Business Conduct for directors and executive officers, within four business days of such amendment or waiver to the extent required on the same website.
Role of the Board in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process which risks include, among

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
others, strategic, financial, business and operational, cybersecurity, information technology systems, legal and regulatory compliance, and reputational risks. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure. Our Audit Committee is responsible for discussing our major litigation and financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. In addition to oversight of the performance of our independent auditor, our Audit Committee also monitors compliance with legal and regulatory requirements and reviews related party transactions. Our Nominating and Governance Committee develops and reviews our Corporate Governance Guidelines and oversees our sustainability-related activities and programs, except for those related to human capital management. Our Compensation Committee reviews with management our compensation arrangements to evaluate whether any of our compensation policies and programs has the potential to encourage excessive risk-taking, reviews the relationship between risk management policies and practice, corporate strategy and our compensation arrangements, and oversees our sustainability activities and programs related to human capital management.
Non-Employee Director Compensation
Our Board maintains a compensation policy for our non-employee directors (the “director compensation policy”) that is designed to attract, retain and reward our non-employee directors. The director compensation policy was originally developed with input from the Compensation Committee’s former independent compensation consultant, Compensia, Inc., taking into account existing practices and compensation levels at peer group companies. In June 2025, our Compensation Committee reviewed the director compensation policy. In September 2025, with input from the Compensation Committee’s current compensation consultant, Semler Brossy Consulting Group, LLC, and taking into account existing practices and compensation levels at peer group companies, the Compensation Committee decided to make the changes set forth below, effective October 1, 2025. Our directors who are also employees, Messrs. Levchin and Michalek, do not receive any additional compensation for their service as directors.
Pursuant to the terms of the director compensation policy, our non-employee directors received the compensation described in the table below for fiscal 2026.

Cash Compensation(1)	Prior to October 1, 2025		After October 1, 2025
Annual retainer(2)		$45,000		$55,000
Lead Independent Director retainer		$28,000		$28,000
Additional annual retainers for committee service	Chair	Member	Chair	Member
Audit Committee	$25,000	$12,500	$25,000	$12,500
Compensation Committee	$18,000	$9,000	$18,000	$9,000
Nominating and Governance Committee	$10,000	$5,000	$10,000	$5,000
Equity Compensation(3)
Initial grant of RSUs(4)		$500,000		$235,000
Annual grant of RSUs(5)		$200,000		$235,000
(1)Paid in quarterly installments in arrears and pro-rated for directors whose service commences or terminates during the year.
(2)Prior to the start of the applicable fiscal year, directors may elect to receive the annual cash retainer in the form of RSUs.
(3)Amounts represent the approximate grant date fair value of RSUs that upon vesting will be settled in shares of our Class A common stock. All equity awards granted pursuant to the director compensation policy automatically vest, in addition to the service-based vesting schedules below, upon a change in control of the Company.
(4)This one-time award vests, subject to the director’s continued service, in equal annual installments on the first three anniversaries of the director’s commencement of service.
(5)Award vests, subject to the director’s continued service, in full on the earlier of (i) the date of our next annual meeting of our stockholders (or the date immediately prior to our next annual meeting of our stockholders if the non-employee director’s service as a director ends at such meeting due to the director’s failure to be re-elected or the director not standing for re-election); or (ii) the first anniversary of the date of grant.
We reimburse each non-employee director for ordinary, necessary, and reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in meetings of our Board and any committee of the Board. The following table sets forth information regarding compensation earned by or paid to our non-employee directors during fiscal 2026.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Fiscal 2026 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Richard Galanti	16,500	779,916	—	796,416
Brian D. Hughes	74,000	234,997	—	308,997
Jeremy Liew	30,500	279,954	—	310,454
Christa S. Quarles	64,500	279,954	—	344,454
Jacqueline D. Reses	7,500	234,997	—	242,497
Manolo Sánchez	75,000	234,997	—	309,997
Noel Watson	82,500	234,997	—	317,497
(1)    Reported amounts represent the aggregate grant date fair value of RSUs granted during fiscal 2026, as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. See Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal 2026 for the assumptions used in calculating the grant date fair value. The grant date fair value does not necessarily correspond to the actual economic value that may be realized for these awards. As of June 30, 2026, our non-employee directors serving during fiscal 2026 had the following RSUs outstanding: Mr. Galanti-11,700, Mr. Hughes-14,753, Mr. Liew-4,249, Ms. Quarles-4,249, Ms. Reses-4,249, Mr. Sánchez-13,043 and Mr. Watson-3,579.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	14

PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 1: ELECTION OF DIRECTORS
Our Board is currently composed of ten members. In accordance with our articles of incorporation, our Board is divided into three classes with staggered three-year terms. One class is elected each year at the annual meeting of stockholders for a term of three years. At the Annual Meeting, three Class III directors will be elected for a three-year term to succeed the same class whose term is then expiring. Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation or removal.
Nominees
Our Board has nominated Max Levchin, James Bray and Ryan Schneider for election as Class III directors at the Annual Meeting. If elected, each of Messrs. Levchin, Bray and Schneider will serve as Class III directors until the 2029 Annual Meeting of stockholders and until their successors are elected and qualified or their earlier death, resignation or removal. Messrs. Levchin and Schneider are currently directors of the Company. At the recommendation of the Nominating and Governance Committee, Mr. Bray has been nominated to be elected to the Board at the Annual Meeting.
As part of the Board’s ongoing refreshment process, the service of two of our current Class III directors, Brian D. Hughes and Jeremy Liew, will conclude at the Annual Meeting. Accordingly, the size of the Board will be reduced to nine members effective at the Annual Meeting. For information concerning the nominees, see the section entitled “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote over the internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Messrs. Levchin, Bray and Schneider. We expect that Messrs. Levchin, Bray and Schneider will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.
Vote Required
Each Class III director is elected by a majority of the votes cast with respect to the election of directors at the Annual Meeting. A majority of the votes cast means that the voting power of the shares cast “FOR” a director’s election exceeds the voting power of the shares cast “AGAINST” that director. Abstentions and broker non-votes will have no effect on the outcome of the vote.
In the event that an incumbent nominee for director in an uncontested election does not receive the required majority vote, our Corporate Governance Guidelines provide that such director is expected to promptly tender his or her resignation to the Nominating and Governance Committee. The Nominating and Governance Committee will then consider the relevant factors and recommend to the Board the action to be taken with respect to such offer of resignation. The Board will then act on the Nominating and Governance Committee’s recommendation. Within 90 days after the date of the certification of election results, we will publicly disclose the Board’s decision whether to accept the offer of resignation.

✓	The Board of Directors recommends a vote FOR the election of each of the nominees named in this proxy statement as Class III Directors to serve for a three-year term.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	15

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending June 30, 2027. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2020. Stockholders are being asked to ratify this appointment. Our Board is submitting this ratification to our stockholders as a matter of good corporate governance. In the event that this appointment is not ratified by the stockholders, our Audit Committee will consider the outcome of the vote in determining whether to retain this firm for our fiscal year ending June 30, 2027. Even if the appointment is ratified, our Audit Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending June 30, 2027 if our Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement and is expected to be available to respond to appropriate questions from stockholders.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to us by Deloitte & Touche LLP for our fiscal years ended June 30, 2026 and 2025.

	Fiscal 2026	Fiscal 2025
Audit Fees(1)	$4,795,000	$5,025,000
Audit-Related Fees(2)	810,980	363,510
Tax Fees(3)	946,106	766,274
All Other Fees(4)	4,900	4,890
Total Fees	$6,556,986	$6,159,674
(1)“Audit Fees” consisted of fees for professional services provided in connection with the annual audit of our consolidated financial statements (including the adoption of new accounting standards and certain other accounting consultations), quarterly reviews of interim condensed consolidated financial statements, SEC registration statements, and related administrative charges.
(2)“Audit-Related Fees” consisted of fees for professional services that are reasonably related to the performance of the audit or review of our financial statements not reported as “Audit Fees.” This category includes fees related to acquisition support due diligence procedures and fees related to service organization controls reporting.
(3)“Tax Fees” related to professional services rendered in connection with tax compliance and preparation relating to tax returns and tax audits, as well as for tax consulting and planning services.
(4)“All Other Fees” consisted of charges for annual subscriptions to accounting research tools.

Auditor Independence
In the fiscal year ended June 30, 2026, there were no other professional services provided by Deloitte & Touche LLP that would have required our Audit Committee to consider their compatibility with maintaining the independence of Deloitte & Touche LLP.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit Committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to Deloitte & Touche LLP for our fiscal years ended June 30, 2026 and 2025 were pre-approved by our Audit Committee.
Vote Required
The ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal, and broker non-votes, if any, will have no effect.

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PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

✓	The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2027.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	17

AUDIT COMMITTEE REPORT
AUDIT COMMITTEE REPORT
The information contained in this Audit Committee report shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act. No portion of this Audit Committee report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Affirm specifically incorporates this report or a portion of it by reference.
The Audit Committee assists our Board in oversight of (1) our accounting and financial reporting processes and the audits of our financial statements; (2) the independent auditor’s qualifications, independence, and performance; (3) our internal audit function and the performance of our internal controls; (4) financial, operational, and security risk exposures; and (5) our compliance with legal and regulatory requirements. Deloitte & Touche LLP, the Company’s independent registered public accounting firm, was responsible for auditing the financial statements prepared by our management for the fiscal year ended June 30, 2026.
In connection with our review of our audited financial statements for the fiscal year ended June 30, 2026, we relied on reports received from Deloitte & Touche LLP as well as the advice and information we received during discussions with our management. In this context, we hereby report as follows:
a.the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2026 with our management;
b.the Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;
c.the Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from the Company; and
d.based on the review and discussion referred to in paragraphs (a) through (c) above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2026, for filing with the SEC.

Members of the Audit Committee:
Noel Watson (Chair)
Brian D. Hughes
Manolo Sánchez
Ryan Schneider

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	18

EXECUTIVE OFFICERS
EXECUTIVE OFFICERS
The following table sets forth certain information about our executive officers and their respective ages as of October 1, 2026. Officers are elected by the Board to hold office until their successors are elected and qualified or such officer’s earlier death, resignation or removal.

Name	Age	Position
Max Levchin	51	Founder, CEO and Chairman of Affirm Holdings, Inc.
Rob O'Hare	45	Chief Financial Officer
Michael Linford	43	President
Libor Michalek	53	President
Katherine Adkins	64	Chief Legal Officer and Chief Compliance Officer
For the biographies of Messrs. Levchin and Michalek, see “Board of Directors and Corporate Governance—Continuing Directors.”
Rob O’Hare has served as our Chief Financial Officer since November 2024. Prior to his appointment as Chief Financial Officer, Mr. O’Hare served as our Senior Vice President, Finance from August 2020 to November 2024. Prior to joining Affirm, Mr. O’Hare served as Chief Financial Officer at Tile from February to August 2020 and as Chief Financial Officer at Spark Networks from March 2015 to February 2020. Mr. O’Hare has also held various roles at Square, Pandora, Spitfire Capital, Spectrum Equity Investors, and Thomas Weisel Partners. Mr. O’Hare serves as a member of the Board of Directors of CLEAR (Clear Secure, Inc.).
Michael Linford has served as President since August 2026. He previously served as our Chief Operating Officer from September 2024 until his appointment as President, prior to which he served as the Company’s Chief Financial Officer from August 2018 until November 2024. Prior to joining Affirm, Mr. Linford held various leadership roles at HP Inc. (“HP”), a global provider of personal computing devices, and Hewlett Packard Enterprise Company (“HPE”), an enterprise information technology company, including Chief Financial Officer of HPE Software from March 2017 to May 2018 and Vice President of M&A Integration at HPE from 2015 to March 2017. Mr. Linford also served as Vice President, License Verification and Strategic Deals of Micro Focus International plc, a software and information technology company, from September 2017 to May 2018. Prior to HP, Mr. Linford served as a Principal at KKR & Co., a global investment company, focusing on retail and consumer private equity, and as a Business Analyst at McKinsey & Company, focusing on the consumer, retail and energy sectors.
Katherine Adkins has served as our Chief Legal Officer and Chief Compliance Officer since July 2021. Prior to her appointment as Chief Legal Officer and Chief Compliance Officer, Ms. Adkins served as Vice President, Legal and Bank Strategy and Deputy General Counsel, Legal Platform Services from 2019 to July 2021. Prior to joining Affirm, Ms. Adkins served as Group Vice President, General Counsel and Secretary of Toyota Financial Services from 2009 to 2019. Ms. Adkins has more than 30 years of experience in the automotive, financial services, and financial technology industries.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	19

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes the compensation program for our CEO, Chief Financial Officer, and our three other most highly compensated executive officers, whom we refer to as our named executive officers, or “NEOs.” Our fiscal 2026 NEOs were:

Name	Position
Max Levchin	Founder, CEO and Chairman of the Board of Directors
Rob O’Hare	Chief Financial Officer
Michael Linford	President[1]
Libor Michalek	President and Director
Katherine Adkins	Chief Legal Officer and Chief Compliance Officer
1 Mr. Linford has served as our President since August 27, 2026; prior to then, he served as our Chief Operating Officer.
Executive Summary
Who We Are
We founded Affirm in 2012 with a mission to deliver honest financial products that improve lives. We are building the next generation payment network. We believe that by using modern technology, strong engineering talent, and a mission-driven approach, we can reinvent payments and commerce. Our solutions, which are built on trust and transparency, are designed to make it easier for consumers to spend and save responsibly and with confidence, easier for merchants and commerce platforms to convert sales and grow, and easier for commerce to thrive.
Fiscal 2026 Business Highlights
Fiscal 2026 was a year marked by significant achievements across our business. Fiscal 2026 business highlights included the following:
Financial Highlights
•Total revenue was $4.3 billion, a 32% increase from the fiscal year ended June 30, 2025 (“fiscal 2025”)
•Total revenue less transaction costs (“RLTC”)* was $2.1 billion compared to $1.5 billion in fiscal 2025
•Operating income was $417.0 million compared to an operating loss of $87.3 million in fiscal 2025
•Adjusted operating income* was $1.2 billion compared to $778.1 million in fiscal 2025
•Net income was $1,929.8 million compared to $52.2 million in fiscal 2025
Operating Highlights
•Gross merchandise volume (“GMV”)** was $50.2 billion, a 37% increase from fiscal 2025
•Active consumers increased 21% from June 30, 2025 to 27.8 million consumers as of June 30, 2026
•Transactions per active consumer increased 20% from June 30, 2025 to approximately 7.0 transactions as of June 30, 2026
*    Refer to Appendix A for additional discussion of total RLTC and adjusted operating income, which are non-GAAP financial measures, as well as reconciliations to the most directly comparable GAAP measures.
**    GMV is a key operating metric that we define as the total dollar amount of all transactions on the Affirm platform during the applicable period, net of refunds. GMV does not represent revenue earned by us. However, we believe that GMV is a useful operating metric to both us and investors in assessing the volume of transactions that take place on the Affirm platform, which is an indicator of the success of our merchants and the strength of the Affirm platform.
Fiscal 2026 Executive Compensation Highlights
The Compensation Committee took the following key actions with respect to the compensation of our NEOs for and during fiscal 2026:
•Base Salaries. In its June 2025 annual review of our executive compensation program, the Compensation Committee held the base salaries of our NEOs (other than our CEO) at fiscal 2025 levels. Our CEO’s base salary was increased

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COMPENSATION DISCUSSION AND ANALYSIS
effective July 1, 2025 solely to meet San Francisco minimum wage requirements.
•Annual Cash Incentive Plan. The Compensation Committee approved annual cash incentive plan payments for our NEOs (other than our CEO, who does not participate in the plan) based on achievement of short-term financial and operational performance targets set by the Compensation Committee. Our NEOs (other than our CEO) earned fiscal 2026 payout percentages of 138.4% out of a possible maximum of 150%.
•Long-Term Incentive Compensation. Our Board, upon the recommendation of the Compensation Committee, approved a grant of 100% performance stock units (“PSUs”) to our CEO, and the Compensation Committee approved grants of 50% PSUs and 50% restricted stock units (“RSUs”) to our other NEOs, which, in each case, will settle in shares of our Class A common stock at vest. The Compensation Committee believes that PSUs tied to our financial performance provide an important multi-year link to our long-term growth plans. PSUs are earned based on the Company’s achievement of annual RLTC and Adjusted Operating Income growth goals over a three-year period. The Compensation Committee believes that the combination of these two long-term performance metrics with stock price provides a direct incentive to achieve goals that will drive long-term shareholder value creation. These awards align our NEOs with stockholders, and support retention over the three-year performance or vesting period.
Say-on-Pay
In setting the fiscal 2026 compensation for our NEOs, the Compensation Committee considered feedback from our stockholders and the result of our most recent Say-on-Pay vote. Our fiscal 2025 Say-on-Pay proposal received the support of 93.8% of the votes cast at our 2025 Annual Meeting of Stockholders. The Compensation Committee views this as broad support for our executive compensation program.
Executive Compensation Philosophy and Objectives
Our executive compensation program is guided by our overarching philosophy of paying for high and demonstrable performance. We strive to compensate our NEOs in a manner that is competitive, rewards achievement of our business objectives, and aligns the interests of our NEOs with those of our stockholders. Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary objectives:
•provide market-competitive compensation and benefit levels that will attract, motivate, reward and retain our NEOs within the context of responsible cost management;
•establish a direct link between our financial and operational objectives and the compensation of our NEOs;
•align the interests and objectives of our NEOs with those of our stockholders by linking their long-term incentive compensation opportunities to stock price and drivers of stockholder value creation and their cash incentives to our annual performance; and
•offer total compensation opportunities to our NEOs that are competitive, internally consistent and fair.
Generally, we structure the annual compensation of our NEOs using three principal elements: base salary, annual cash incentive opportunities, and long-term incentive compensation opportunities in the form of equity awards. Reflecting our emphasis on pay-for-performance, 99.9% of our CEO’s compensation is comprised of long-term performance-based equity awards.
Pay-for-Performance
We believe our compensation program attracts, motivates, rewards and retains our executives by aligning their interests with those of stockholders. To ensure this alignment, to motivate individual initiative and effort, and reward results, a substantial portion of our NEOs’ target annual total direct compensation opportunity is both variable in nature and “at-risk.”

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COMPENSATION DISCUSSION AND ANALYSIS
Our CEO and other NEOs have the following fiscal 2026 pay mix:

We emphasize variable compensation that appropriately rewards our NEOs through two separate compensation elements:
•First, our NEOs (other than our CEO) participate in our annual cash incentive plan, which rewards achievement of the short-term financial and operational targets set by the Compensation Committee. We believe these measures, described more fully below, correlate strongly with growth in stockholder value.
•Second, our NEOs receive long-term incentive compensation in the form of equity awards. The mix of equity awards granted is 100% PSUs to our CEO and 50% PSUs and 50% RSUs to our other NEOs. For PSUs granted to our NEOs in fiscal 2026, PSUs earned based on the Company’s achievement of annual RLTC and adjusted operating income growth goals will vest in full at the end of the performance period on June 30, 2028, subject to the recipient’s continued service. RSUs vest in equal quarterly installments over three years. The value of these awards tracks Company performance and our stock price, aligning the interests of our NEOs with those of the stockholders.
We believe that this design provides balanced incentives for our NEOs to drive both short-term financial performance and long-term growth.
Executive Compensation Policies and Practices
We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals, given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our key executive compensation-related policies and practices:

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COMPENSATION DISCUSSION AND ANALYSIS

What We Do
✓	Maintain an Independent Compensation Committee. The Compensation Committee consists solely of independent directors who establish our executive compensation policies and practices.
✓
Retain an Independent Compensation Consultant. The Compensation Committee retains its own compensation consultant to provide information, analysis, and other advice on executive compensation matters independent of management. This consultant performed no other consulting or other services for us in fiscal 2026.

✓
Conduct an Annual Executive Compensation Review. The Compensation Committee reviews and approves our executive compensation strategy at least annually. This assessment includes a review and determination of our compensation peer group used for comparative purposes.

✓
Conduct an Annual Compensation-Related Risk Assessment. The Compensation Committee reviews our compensation-related risk profile to ensure that our compensation program does not encourage excessive or inappropriate risk-taking and that the level of risk that it does encourage is not reasonably likely to have a material adverse effect on us.

✓
Significant Portion of Target Total Direct Compensation “At-Risk”. A significant portion of our NEOs’ target annual total direct compensation is “at risk” based on our financial and operational results and our stock price performance to align the interests of our NEOs with those of our stockholders.

✓
Stock Ownership Guidelines. We maintain robust stock ownership guidelines for our executive officers and members of our Board to further align the interests of those individuals with those of our stockholders.

✓	Establish Multi-Year Vesting Requirements. The equity awards granted to our NEOs vest or are earned, over multi-year periods, consistent with current market practice and our retention objectives.
✓
Maintain “Double-Trigger” Change in Control Arrangements. All payments and other benefits that our NEOs may be eligible to receive under our Officer Severance Plan in the event of a change in control of the Company are “double-trigger” arrangements (requiring both a change in control of the Company plus a qualifying termination of employment before payments and benefits are paid). All such payments and benefits are subject to the execution and delivery of an effective general release of claims in favor of the Company.

✓	Provide Only Nominal Cash Compensation to Our CEO. Our CEO receives only a nominal cash base salary and does not participate in our annual cash incentive plan.
✓
CEO Equity Awards Are Entirely Performance-Based. In fiscal 2026, we granted an equity award consisting solely of PSUs to our CEO. Therefore, substantially all of our CEO’s compensation is “at-risk” and performance based.

✓	Conduct Succession Planning. We review the risks associated with our key executive officer positions in order to develop and implement appropriate succession plans for our most critical positions.

What We Don’t Do
✗
Limited Perquisites. Perquisites or other personal benefits are not a significant part of our compensation program for our NEOs. While the Company provides our CEO with personal security services, the Compensation Committee believes that amounts paid by the Company for these security services have been necessary to ensure the founder CEO’s safety and security, and for the Company’s benefit.

✗
No Excise Tax Payments on Future Post-Employment Compensation Arrangements. We do not provide our NEOs with excise tax reimbursement payments (including “gross-ups”) for any such taxes on payments or benefits that are contingent upon a change in control of the Company.

✗
No Special Health or Welfare Benefits. We do not provide our NEOs with any health or welfare benefit programs, other than participation in our broad-based employee programs on the same basis as our other full-time, salaried employees.

✗
No Hedging of Company Stock. Under our Insider Trading Policy, our employees, including our NEOs, and the members of our Board are prohibited from making short sales and engaging in transactions in publicly traded options, warrants, puts and calls, exchange funds or similar instruments with respect to our securities. This includes any hedging or similar transaction designed to decrease the risks associated with holding our common stock.

Compensation-Setting Process
Role of the Compensation Committee
The Compensation Committee oversees our compensation and benefits policies and approves the plans, policies, and practices applicable to our NEOs (other than our CEO). Our Board set our CEO’s compensation for fiscal 2026.

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COMPENSATION DISCUSSION AND ANALYSIS
In carrying out its responsibilities, the Compensation Committee (or, in the case of our CEO, the independent directors) evaluates our compensation policies and practices against our executive compensation philosophy and prevailing market practice. The Compensation Committee reviews the Company’s performance (e.g., financial goals, operational milestones, strategic advancements), internal equity, and individual performance when making these decisions and its recommendations on CEO pay. The Compensation Committee may form subcommittees and may delegate such power and authority as it deems appropriate to them, aside from any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole. The Compensation Committee’s authority, duties and responsibilities are further described in its charter, which is reviewed annually and revised as warranted. The charter is available on the “Corporate Governance” section of our investor relations website at investors.affirm.com/corporate-governance/governance-overview. The Compensation Committee retains a compensation consultant (as described below) to provide support in the review and assessment of our executive compensation program; however, the Compensation Committee (or, in the case of our CEO, the independent directors) exercises its own judgment in making final decisions with respect to the compensation of our NEOs.

Role of Management
The Compensation Committee works with management, including our CEO, who provide information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters. The Compensation Committee also reviews our CEO’s recommendations on program design and on base salaries, annual cash incentive compensation, and long-term incentive compensation opportunities for our NEOs, other than his own pay.
At least once each fiscal year, our CEO reviews the performance of our other NEOs against business objectives and shares those evaluations, together with his compensation recommendations, with the Compensation Committee. The Compensation Committee considers those recommendations as one factor in approving NEO compensation (other than our CEO's). Our CEO generally attends Board and Compensation Committee meetings where executive compensation is discussed, other than discussions of his own pay.

Role of the Compensation Consultant
The Compensation Committee may retain an independent compensation consultant to advise it on NEO compensation and is responsible for approving its fees and retention terms. The consultant reports directly to the Compensation Committee and its chair, and the Compensation Committee reviews the engagement annually. In fiscal 2026, the Compensation Committee engaged Semler Brossy, a national compensation consulting firm, to serve as its compensation consultant. During fiscal 2026, representatives of Semler Brossy attended the meetings of the Compensation Committee, both with and without management present, as requested and provided various services, including the following:
•the review, analysis, and selection of our compensation peer group;
•the review and analysis of the base salary levels, annual cash incentive opportunities, and long-term incentive compensation opportunities of our NEOs against competitive market data based on the companies in our compensation peer group and in selected compensation surveys;
•an assessment of executive compensation trends within our industry, and update on corporate governance and regulatory issues and developments;
•an executive compensation risk assessment;
•consultation with the Compensation Committee chair or the independent directors between meetings;
•the review and input into the design of our incentive plans; and
•support on other ad hoc matters throughout the fiscal year.
Semler Brossy provided no other services to us in fiscal 2026.
After reviewing the services Semler Brossy provided in fiscal 2026, the related fees, considering the independence factors in Exchange Act Rule 10C-1(b)(4) and Nasdaq Rule 5605(d)(3)(D) and such other factors as were relevant, the Compensation Committee determined that Semler Brossy's work raised no conflict of interest.

Setting Base Salaries, Annual Incentive Compensation Opportunities and Long-Term Incentive Compensation Opportunities
The Compensation Committee does not target a specific market percentile for NEO pay. In setting NEO compensation, it

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COMPENSATION DISCUSSION AND ANALYSIS
considers the following factors:

Factors Considered by the Compensation Committee in Determining Compensation
•our executive compensation program objectives
•our performance against the financial and operational objectives established by our Board
•each individual NEO’s knowledge, skills, experience, qualifications and tenure
•the scope of each NEO’s role and responsibilities compared to other similarly situated executives at the companies in our compensation peer group and in selected compensation surveys
•the prior performance of each individual NEO, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function and work as part of a team, all of which reflect our core values

•the potential of each individual NEO to contribute to our long-term financial and operational objectives
•our financial performance relative to our compensation and performance peers
•the compensation practices of our compensation peer group and in selected compensation surveys and the positioning of each NEO’s compensation in a ranking of peer company compensation levels based on an analysis of competitive market data

•the recommendations of our CEO with respect to the compensation of our NEOs (except with respect to his own compensation)
No single factor is determinative, and the Compensation Committee applies no formula or predetermined weighting. Compensation Committee members apply their experience and judgment, together with their knowledge of the Company, the competitive market and each NEO, in making their decisions and recommendations.
Peer Group
The Compensation Committee uses peer group comparisons to evaluate the competitiveness of our program. To assess the compensation of our NEOs against the market, it reviews the compensation levels and practices of a select group of peer companies. This compensation peer group consists primarily of technology and fintech companies that are similar to us in terms of revenue, market capitalization, and industry focus. This data is only one of several factors considered in decisions and recommendations on the compensation of our NEOs. The compensation peer group for purposes of setting fiscal 2026 compensation of our NEOs, which was developed by the Compensation Committee in March 2025 with the assistance of Semler Brossy, was composed of publicly traded technology companies in industries related or adjacent to ours, with similar size as measured by revenue and market capitalization. This fiscal 2026 compensation peer group consisted of the following companies:
Fiscal 2026 Peer Group(1)(2)

Bill.com Holdings	MarketAxess Holdings	Shopify	Upstart Holdings
Block	MongoDB	SoFi Technologies	WEX
Box	Okta	Toast(3)	Zscaler
Dropbox	Paycom Software	Tradeweb Markets
HubSpot	Paylocity Holding	Twilio
(1)    Opendoor was removed from the peer group used to evaluate fiscal 2026 compensation decisions due to differences in size and scale.
(2)     For fiscal 2027, in consultation with Semler Brossy, the Compensation Committee removed Bill.com Holdings, Box, Dropbox, MarketAxess, Upstart and WEX and added Chime Financial, Circle Internet, Coinbase Global, Corpay, Fiserv, Global Payments, Klarna, PayPal, Robinhood Markets and Synchrony Financial.
(3)    Represents a new peer company for fiscal 2026, which was selected based on the peer group selection criteria outlined above.

This compensation peer group was used by the Compensation Committee and independent directors as a reference for understanding the competitive market for executive positions in our industry. They also reviewed Radford Global Technology Survey data for software companies of similar size, scale, complexity and location in setting total compensation for our NEOs, including base salary, annual cash incentive opportunities and long-term incentive compensation opportunities.

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COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Committee reviews our compensation peer group at least annually and makes adjustments to its composition if warranted, taking into account changes in both our business and the businesses of the companies in the compensation peer group.
Compensation Elements
Generally, our executive compensation program consists of three principal elements – base salary, annual cash incentive opportunities, and long-term incentive compensation in the form of equity awards:

Element	Type of Element	Compensation Element	Objective
Base Salary	Fixed	Cash	Attract and retain executives by providing fixed compensation amounts that are competitive in the market and reward performance
Annual Cash Incentive Opportunities	Variable	Cash	Motivate our executives to achieve annual business objectives and provide financial incentives when we meet or exceed these objectives
Long-Term Incentive Compensation in the Form of Equity Awards	Variable	Equity awards in the form of PSU awards and RSU awards, each that settle in shares of our Class A common stock	Align the interests of our executives and our stockholders by motivating them to achieve multi-year business objectives and create sustainable long-term stockholder value

Base Salary
Base salary is the fixed portion of NEO compensation and helps us attract and retain talented executives. It provides each NEO with a predictable level of cash compensation during the fiscal year. The Compensation Committee reviews NEO base salaries annually as part of its review of our executive compensation program. With input from our CEO (except with respect to his own base salary), the Compensation Committee adjusts base salaries to reflect each NEO's performance, individual contributions, scope of responsibilities, promotions and market conditions. In its June 2025 review, the Compensation Committee considered a competitive market analysis prepared by Semler Brossy and the recommendations of our CEO (except with respect to his own base salary), as well as the other factors described in “Compensation-Setting Process—Setting Base Salaries, Annual Incentive Compensation Opportunities and Long-Term Incentive Compensation Opportunities” above. The Compensation Committee held fiscal 2026 base salaries flat, other than our CEO's salary, which our Board adjusted to comply with minimum wage requirements under applicable San Francisco law. During fiscal 2026, the base salaries of our NEOs were as follows:

NEO	Fiscal 2025 Base Salary ($)	Fiscal 2026 Base Salary ($)	Percentage Adjustment (%)
Max Levchin	38,834	39,895	3%
Rob O’Hare	475,000	475,000	—%
Michael Linford	500,000	500,000	—%
Libor Michalek	500,000	500,000	—%
Katherine Adkins	450,000	450,000	—%

The base salaries paid to our NEOs during fiscal 2026 are set forth in the “Fiscal 2026 Summary Compensation Table” below.
Annual Cash Incentive Plan Opportunities: Cash Incentive Plan
We use a cash incentive plan to provide our NEOs (other than our CEO) with the opportunity to earn cash incentive plan awards based upon the achievement of Company short-term financial and operational performance goals. We use the cash incentive plan to motivate our NEOs (other than our CEO) to achieve our financial and operational performance goals. Our CEO, Mr. Levchin, does not participate in the cash incentive plan.

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COMPENSATION DISCUSSION AND ANALYSIS
Pursuant to the cash incentive plan, the Compensation Committee establishes a target cash incentive plan opportunity for each participant in the plan with actual awards payable based on actual performance against established financial and operational goals during the applicable annual performance period. For fiscal 2026, the performance period was July 1, 2025 through June 30, 2026.
Fiscal 2026 Target Cash Incentive Plan Opportunities
Pursuant to the cash incentive plan, the Compensation Committee set each NEO's target cash incentive opportunity (other than our CEO’s) as a percentage of actual base salary paid during the applicable performance period. In setting these percentages, it considered a competitive market analysis from Semler Brossy, our CEO's recommendations and the other factors described in “Compensation-Setting Process—Setting Base Salaries, Annual Incentive Compensation Opportunities and Long-Term Incentive Compensation Opportunities” above. For fiscal 2026, the Compensation Committee retained the target percentages in effect at the end of fiscal 2025.

The target cash incentive plan opportunities of our NEOs for fiscal 2026 were as follows:

Named Executive Officer	Fiscal 2026 Target Cash Incentive Plan Opportunity (as a percentage of base salary)	Fiscal 2026 Target Cash Incentive Plan Opportunity ($)
Max Levchin(1)	—	—
Rob O’Hare	75%	356,250
Michael Linford	80%	400,000
Libor Michalek	80%	400,000
Katherine Adkins	60%	270,000
(1)    Mr. Levchin does not participate in the cash incentive plan.

Performance Measures
During fiscal 2026, participants in the cash incentive plan were eligible to receive cash incentive plan awards based upon Company achievement against important financial and operational performance measures selected by the Compensation Committee. In September 2025, the Compensation Committee selected three performance measures for the fiscal 2026 cash incentive plan as set forth below. The Compensation Committee believed these performance measures were appropriate because they were strong indicators of the successful execution of our business objectives for fiscal 2026. The Compensation Committee also believed these measures provided a strong emphasis on growth while managing expenses and further strengthening our customer and merchant relationships. Lastly, the Compensation Committee believed these measures would influence the creation of sustainable long-term stockholder value.

Performance Measure	Weight	Rationale
Network Size	50%	Captures growth in the Company’s marketplace scale and long-term earnings power
Total Revenue	25%	Reflects monetization of GMV across the platform and alignment with top-line growth objectives
Adjusted Operating Income	25%	Balances growth with profitability, holding management accountable for disciplined unit economics and operating leverage
The performance measures for fiscal 2026 were defined as follows:

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COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2026 Performance Measures
Network size: a blended measure of active consumers, gross merchandise volume, and revenue less transaction costs where:
–“active consumers” meant the total number of consumers who engaged in at least one transaction on the Company’s platform during fiscal 2026;
–“gross merchandise volume” meant total dollar amount of all transactions on the Company’s platform during fiscal 2026, net of refunds; and
–“revenue less transaction costs” meant total net revenue less the sum of loss on loan purchase commitment, provision for credit losses, funding costs, and processing and servicing expense, each determined in accordance with GAAP for fiscal 2026

Total revenue: our GAAP total net revenue for fiscal 2026, as reflected in our audited financial statements for fiscal 2026
Adjusted operating income (loss): our GAAP operating income (loss) for fiscal 2026, adjusted to exclude:
–depreciation and amortization expense
–stock-based compensation expense included in GAAP operating income (loss)
–amortization expense associated with a commercial agreement asset
–certain other items as set forth in the reconciliation of adjusted operating income (loss) to GAAP operating income (loss) included in Appendix A to this proxy statement

In September 2025, the Compensation Committee set the threshold, target, and stretch achievement level for each of the performance measures for fiscal 2026. In addition to the selected performance measures, the Compensation Committee also established a funding gate, whereby no payout under the cash incentive plan would occur unless the Company achieved positive GAAP operating income for each quarter of fiscal 2026, which aligned with the Company’s publicly announced goal of achieving GAAP operating income profitability on an ongoing basis. If achievement against the GAAP operating income funding gate was at or above the level set by the Compensation Committee, the cash incentive plan would be funded. A performance multiplier would apply based on the performance measures and actual performance achievement relative to the measures. The performance multiplier was to be determined based on weighted average actual performance against the three performance measures. The performance multiplier could range from 50%, if the minimum, or threshold, level of performance was achieved for all three measures, to 150%, if the Company met or exceeded the maximum, or stretch, level of performance for all three measures. The performance multiplier was 100% if a target level of performance was achieved for all three measures. Achievement levels and performance multiplier percentages for performance between the threshold and target performance levels and between the target and stretch performance levels were to be calculated using straight-line interpolation. The threshold, target, and stretch performance levels for each of the three performance measures are set forth in the table below:

Performance Measure	Threshold	Target	Stretch
Network Size	90%	100%	110%
Total Revenue (in billions)	$3.5	3.9	4.3
Adjusted Operating Income (in millions)	$823.5	1,029.0	1,235.0
Cash Incentive Plan Payments
Under the cash incentive plan, payments are made based on our performance with respect to each of the performance measures and the extent to which each objective was achieved for the year. The Compensation Committee did not make any discretionary adjustments to the cash incentive plan payments made to the NEOs during fiscal 2026.
The actual performance, percentage achievement and applicable performance multipliers with respect to each performance measure, as determined by the Compensation Committee based on actual Company performance, are set forth in the table below.

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COMPENSATION DISCUSSION AND ANALYSIS

Performance Measure	Weighting	Actual Performance	Percentage Achievement versus Target Performance	Applicable Performance Multiplier
Network Size	50%	106.0%	106.0%	130.8%
Total Revenue	25%	$4.3 billion	108.4%	142.2%
Adjusted Operating Income	25%	$1,235 million	120.0%	149.9%
Total	100%		110.1%	138.4%
The following table sets forth the target cash incentive plan opportunities and the actual cash incentive plan payments made to our NEOs for fiscal 2026:

Named Executive Officer	Target Cash Incentive Plan Opportunity (as a percentage of base salary)	Target Cash Incentive Plan Opportunity ($)	Actual Cash Incentive Plan Payment (as a percentage of Target Cash Incentive Plan Opportunity)	Actual Cash Incentive Plan Payment ($)
Max Levchin	—%	—	—%	—
Rob O’Hare	75%	356,250	138.4%	493,086
Michael Linford	80%	400,000	138.4%	553,640
Libor Michalek	80%	400,000	138.4%	553,640
Katherine Adkins	60%	270,000	138.4%	373,707

Long-Term Equity Incentive Compensation
Equity is the most important element of our executive compensation program, allowing us to compete for scarce technology talent without materially increasing cash compensation. The realized value of these equity awards bears a direct relationship to Company performance and our stock price, and, therefore, these awards serve as an incentive for our named executive officers to create sustainable value for our stockholders. They also support retention in a highly competitive market.
Chief Executive Officer Long-Term Equity Award
As previously disclosed in the proxy statement for our 2021 Annual Meeting of Stockholders, we granted a special equity award to our CEO in advance of our IPO in fiscal 2021 (the “Value Creation Award”). The members of our Board believed that the Value Creation Award was appropriately designed to further the long-term interests of the Company and its stockholders by deferring the realization of meaningful value until the Company, under Mr. Levchin’s leadership, delivered sustained and significant high-performance levels. At the time of grant, the members of our Board intended for the Value Creation Award to be the exclusive equity award that Mr. Levchin would receive through the fifth anniversary of the date of grant. Accordingly, we did not grant Mr. Levchin any additional equity awards from the date of grant of the Value Creation Award until the end of its five-year performance period in fiscal 2026.
The Value Creation Award was divided into ten tranches that Mr. Levchin could have earned by satisfying a performance condition within the five-year period from the date of grant. Once earned as a result of satisfying the performance condition, each earned tranche of Mr. Levchin’s Value Creation Award became vested and exercisable over the five-year period commencing on the date of grant, subject to Mr. Levchin’s continued service to the Company, in annual amounts equal to 15%, 15%, 20%, 25%, and 25%, respectively. The performance condition for each tranche was satisfied on the date on which the 90 trading-day volume-weighted average stock price of our Class A common stock exceeded an established stock price hurdle. These stock price hurdles, which were set based on a target percentage of growth from the IPO price of $49.00 per share, are as provided in the table below.

Tranche	Option Shares (#)	Stock Price Hurdle ($)	Tranche	Option Shares (#)	Stock Price Hurdle ($)
1	1,000,000	65.66	6	1,000,000	148.47
2	1,000,000	82.32	7	1,000,000	165.13
3	1,000,000	98.98	8	1,000,000	181.79
4	1,000,000	115.64	9	2,250,000	247.94
5	1,000,000	132.30	10	2,250,000	371.91

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COMPENSATION DISCUSSION AND ANALYSIS
Each stock price hurdle would have been equitably adjusted to reflect any stock splits, stock dividends or other restructurings impacting our Class A common stock, none of which occurred during the five-year performance period of the Value Creation Award. As of the end of the five-year performance period of the Value Creation Award, the first four tranches of the Value Creation Award were earned and the remaining six tranches were forfeited in accordance with the award’s terms. No tranches were earned in fiscal 2026. This outcome reflects the pay-for-performance design of the award, under which Mr. Levchin realized value only to the extent that meaningful stock price appreciation was achieved for the benefit of all stockholders.
Long-Term Equity Awards
CEO Transition to Annual Equity Grants
Following the end of the five-year performance period of the Value Creation Award in January 2026, our Board, upon the recommendation of the Compensation Committee, determined to return our CEO to an annual equity award grant cycle, consistent with our other NEOs, and approved an annual equity award for Mr. Levchin consisting entirely of PSUs, settling in shares of our Class A common stock. Delivering 100% of our CEO's long-term incentive in performance-based form keeps substantially all of his compensation at risk and earned only upon the Company’s achievement of multi-year financial performance measures, carrying forward the pay-for-performance emphasis of the Value Creation Award. The performance metrics and three-year performance period are aligned with the PSUs granted to our other NEOs in fiscal 2026, creating a uniform set of goals across our executive team. For more information regarding the PSU financial performance measures, please see the description under “—Other NEO Annual Equity Grants” below. Our Board, upon the recommendation of the Compensation Committee, sized Mr. Levchin’s grant by reference to annual equity award levels for chief executive officers at our compensation peer group companies and applied the same compensation philosophy and factors the Compensation Committee uses in setting long-term incentive opportunities for our other NEOs, as described under “—Other NEO Annual Equity Grants” below.

Other NEO Annual Equity Grants

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COMPENSATION DISCUSSION AND ANALYSIS
In fiscal 2026, as long-term incentives for our NEOs (other than our CEO), we granted awards consisting of 50% PSUs and 50% time-vesting RSUs, each settling in shares of our Class A common stock. Because PSUs are earned only if performance conditions are achieved, they align executive pay with Company performance and long-term stockholder value creation, consistent with our pay-for-performance philosophy. RSUs, whose value rises and falls with our stock price, reinforce that alignment and support retention. The RSUs granted to NEOs in fiscal 2026 vest in equal quarterly installments over three years, subject to the recipient’s continued service as of each vesting date.

The PSUs granted to NEOs in fiscal 2026 are earned based on Company performance over a three-year period that began July 1, 2025. The Compensation Committee selected annual growth in RLTC (weighted at 50%) and adjusted operating income (weighted at 50%) as the financial performance measures for the PSUs, in each case calculated in the same manner as under the cash incentive plan described above. The Compensation Committee approved a target for each of the three fiscal years at the time of grant in September 2025, each expressed as growth over the prior year's actual performance. Results are measured after each fiscal year and averaged at the end of the period, so no shares may be earned before the period ends. The Compensation Committee chose annual targets averaged over the period, rather than a cumulative three-year goal, because the pace of growth in our business makes multi-year forecasting less reliable. This structure supports rigorous annual goals while still requiring sustained performance across the entire three-year period before any shares are earned. If average performance meets at least the threshold level, shares earned will range from 50% (threshold) to 200% (maximum) of the PSUs granted with target performance set at 100%. Once earned based on the satisfaction of the applicable performance conditions, as determined and certified by the Compensation Committee, the earned PSUs will vest in full, if at all, at the end of the performance period subject to the executive officer’s continued service with the Company through the end of that period. For fiscal 2026, the first fiscal year of the performance period, performance against both the RLTC growth and adjusted operating income growth targets was above the target level. Because the PSUs are earned based on average performance over the full three-year performance period, no PSUs were earned or vested in fiscal 2026. Full retrospective disclosure of the annual targets and actual results will be provided in the CD&A following the conclusion of the three-year performance period and the Compensation Committee’s final payout determination. The Compensation Committee expects to maintain PSUs as part of the annual compensation program going forward.

In sizing equity awards, the Compensation Committee considers a competitive market analysis from Semler Brossy, the outstanding equity holdings of each NEO and their retention value, the projected impact of the awards on our earnings, the proportion of shares outstanding used for annual employee equity awards (our “burn rate”) relative to our compensation peer group and the other factors described in “Compensation-Setting Process—Setting Base Salaries, Annual Incentive Compensation Opportunities and Long-Term Incentive Compensation Opportunities” above. The Compensation Committee sets each award at a level it considers appropriate to create a meaningful reward for long-term stockholder value creation.

Total Equity Awards Granted in Fiscal 2026

Named Executive Officer	PSUs (#)	RSUs (#)
Max Levchin	333,667	—
Rob O’Hare	33,366	33,366
Michael Linford	44,488	44,488
Libor Michalek	44,488	44,488
Katherine Adkins	19,463	19,463
The equity awards granted to our NEOs during fiscal 2026 are also set forth in the “Fiscal 2026 Summary Compensation Table” and the “Fiscal 2026 Grants of Plan-Based Awards Table” below.
Other Compensation Elements
Health and Welfare Benefits
During fiscal 2026, our NEOs were eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other full-time, salaried U.S. employees. These benefits include medical, dental, vision, and business

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COMPENSATION DISCUSSION AND ANALYSIS
travel insurance, an employee assistance program, health and dependent care flexible spending accounts, basic life, accidental death and dismemberment, and short-term and long-term disability insurance.
We maintain a Section 401(k) retirement plan (the “401(k) Plan”) that provides eligible employees, including our NEOs, the opportunity to save for retirement on a tax-advantaged basis. Employees may participate from the first day of the month after they meet the plan's eligibility requirements and may defer up to 100% of eligible compensation, subject to applicable annual limits under the Internal Revenue Code (the “Code”). Deferrals are 100% vested when contributed. We may also make annual employer profit share contributions to participant accounts. We design our employee benefits programs to be affordable and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.
Nonqualified Deferred Compensation Plan
Effective January 1, 2026, the Compensation Committee adopted the Affirm Holdings, Inc. Nonqualified Deferred Compensation Plan, which provides eligible U.S.-based employees the opportunity to defer compensation in excess of the amounts that may be deferred under our 401(k) Plan. Participants may elect to defer up to 75% of base salary and up to 100% of cash bonus compensation on a pre-tax basis. Deferred amounts are credited with investment returns based on a menu of market-based investment options generally aligned with those available under our 401(k) Plan. The Company may also make discretionary employer contributions to participants' accounts. Participant deferrals and any employer contributions are fully vested at all times. Distributions may be made in a lump sum or in annual installments of up to five years for scheduled in-service withdrawals, or up to ten years following a separation from service. The plan is intended to comply with Section 409A of the Code and is administered by the Compensation Committee. We believe this plan is a competitive benefit that supports our ability to attract and retain senior talent by enabling participants to build long-term savings on a tax-deferred basis. No NEO elected to participate in the plan during fiscal 2026, and no NEO had an account balance under the plan as of June 30, 2026.
Perquisites and Other Personal Benefits
We pay for personal security services for Mr. Levchin. We consider the security services provided to Mr. Levchin to be a necessary expense for the Company’s benefit.
Except as noted above, we provide only limited or no perquisites and other personal benefits to our NEOs.
Other Compensation Policies
Insider Trading Policy and Prohibition of Hedging of Securities
Our Board has adopted an Insider Trading Policy which governs the purchase, sale, and/or other dispositions of our securities by directors, officers and employees and other covered persons and is designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. Under our Insider Trading Policy, our employees, including officers, and the members of our Board are prohibited from making short sales and engaging in transactions in publicly traded options, warrants, puts and calls, exchange funds or similar instruments with respect to our securities. This includes any hedging or similar transaction designed to decrease the risks associated with holding our common stock.

Timing of Equity Grants
Annual grants of equity awards, including RSUs and PSUs, are approved by the Compensation Committee (or, in the case of our CEO, by our Board, upon the recommendation of the Compensation Committee) during its regularly scheduled meeting each September (or, alternatively, by a unanimous written consent executed during the month of September) following our late-August fiscal year-end earnings announcement. We also occasionally grant equity awards outside of our annual award cycle for new hires, promotions, recognition or retention purposes, and those grants are generally approved during an open trading window period. We do not grant equity awards in anticipation of the release of material nonpublic information about the Company, and we do not time the public release of such information based on equity award grant dates. During fiscal 2026, our Board, upon the recommendation of the Compensation Committee approved an equity award to our CEO outside of the annual award cycle and outside of an open trading window period following the end of the five-year performance period of the Value Creation Award, which had been the sole equity award granted to our CEO over the preceding five years. The Compensation Committee determined that the timing of this award was

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	32

COMPENSATION DISCUSSION AND ANALYSIS
appropriate given the significance of the end of the performance period of the Value Creation Award and did not take material nonpublic information into account when determining the terms of the award. We did not grant any stock options, stock appreciation rights or similar option-like awards to our NEOs during fiscal 2026.

Clawback Policy
The Affirm Holdings, Inc. Policy for the Recovery of Erroneously Awarded Compensation was adopted effective December 1, 2023 in accordance with SEC rules and Nasdaq listing standards In the event of a material accounting restatement, we will be entitled to recover from current and former executive officers certain incentive-based compensation that was erroneously awarded during the three completed fiscal years preceding the date that we concluded that such a restatement was required.
Stock Ownership Guidelines
In November 2020, we adopted stock ownership guidelines for our executive officers and members of our Board to further align the interests of those individuals with those of our stockholders. Directors and executive officers have five years from the later of the date of adoption of our stock ownership guidelines or the date they are appointed as a director or executive officer of the Company to achieve compliance with the guidelines.
For purposes of assessing compliance with our stock ownership guidelines, equity ownership includes shares of common stock as to which the director and/or executive officer or his or her spouse or child has a direct or indirect pecuniary interest and shares of common stock issuable upon the settlement of unvested RSUs. As of the date of this proxy statement, each of our NEOs and directors has either met the applicable stock ownership requirement or is on track to do so within the five-year compliance period.

Role	Stock Ownership Guidelines
Non-Employee Director	5x annual retainer
Chief Executive Officer	5x annual base salary
Executive Officer	3x annual base salary

Tax and Accounting Considerations
The Compensation Committee takes the applicable tax and accounting requirements into consideration in designing and overseeing our executive compensation program.
Deductibility of Executive Compensation
The Compensation Committee continues to emphasize performance-based compensation to attract, retain and reward strong executives. While the Compensation Committee generally seeks to pay compensation that is tax-deductible, it reserves the right to pay non-deductible compensation to the extent it deems appropriate.

Regardless of our intent, there is no guarantee that incentive bonuses or awards, equity-based compensation or other compensation intended to be deductible under Section 162(m) of the Code will ultimately be determined as such by the IRS. In addition, changes in applicable tax laws and regulation, and interpretations of such laws and regulation, as well as other factors beyond our control may affect the deductibility of executive compensation.
Accounting for Stock-Based Compensation
The Compensation Committee considers accounting treatment in designing our compensation programs, chiefly FASB ASC Topic 718, which governs the accounting treatment of stock-based compensation and requires us to record compensation expense for all equity awards granted to our directors, executive officers and other employees. Expense is based on the grant date fair value of the award and is generally recognized over the vesting period. This expense is also reported in the compensation tables below, even though recipients may never realize value from the awards.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	33

COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on its review and discussions, the Compensation Committee approved and recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for our fiscal year ended June 30, 2026.
Compensation Committee
Jeremy Liew (Chair)
Richard Galanti
Brian D. Hughes
Christa S. Quarles
Manolo Sánchez

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	34

EXECUTIVE COMPENSATION TABLES
EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table shows the compensation awarded to, earned by or paid to our NEOs for fiscal 2026, 2025 and 2024, as applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Max Levchin	2026	39,895	—	25,348,682	—	—	512,250	25,900,827
CEO	2025	38,834	—	—	—	—	499,473	538,307
	2024	37,586	—	—	—	—	482,334	519,920
Rob O’Hare	2026	475,000	—	5,999,874	—	493,086	15,289	6,983,249
Chief Financial Officer	2025	457,386	—	2,749,970	2,749,948	450,553	7,500	6,415,357
Michael Linford	2026	500,000	—	7,999,832	—	553,640	7,500	9,060,972
President	2025	500,000	—	3,999,987	3,999,993	562,860	7,500	9,070,340
	2024	475,000	—	—	7,399,995	464,443	5,000	8,344,438
Libor Michalek	2026	500,000	—	7,999,832	—	553,640	7,500	9,060,972
President	2025	500,000	—	3,749,991	3,749,972	562,860	7,500	8,570,323
	2024	475,000	—	—	7,399,995	464,443	5,000	8,344,438
Katherine Adkins	2026	450,000	—	3,499,837	—	373,707	12,762	4,336,306
Chief Legal Officer and Chief Compliance Officer	2025	450,000	—	1,749,975	1,749,991	379,931	7,500	4,337,397
	2024	425,000	—	1,899,990	1,899,993	332,444	5,000	4,562,427
(1)The amounts reported represent the aggregate grant date fair value of RSU awards, PSU awards and options awarded to the NEOs during the fiscal years ended June 30, 2026, 2025 and 2024, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2026. The amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the NEO upon the sale of any of the underlying shares of Class A common stock. For PSUs, the estimated fair value is calculated based on the probable outcome of the performance measures for the applicable performance period as of the grant date of the award for accounting purposes, which was determined to be achievement at 100% of target. Assuming the highest level of performance is achieved under the applicable performance measures for the PSUs granted in fiscal 2026, the maximum possible value of the PSUs granted in fiscal 2026 would be $50,697,364 for Mr. Levchin, $5,999,874 for Mr. O’Hare, $7,999,832 for Mr. Linford, $7,999,832 for Mr. Michalek, and $3,499,837 for Ms. Adkins.
(2)The fiscal 2026 amounts reported include a $7,500 401(k) plan employer profit share contribution for each of our NEOs and $504,750 in personal security services for Mr. Levchin. Although reported in this column as compensation paid to Mr. Levchin, the Company considers the cost of the personal security services to be a business expense and not a personal benefit to Mr. Levchin. For Mr. O'Hare, the amount reported includes a $7,500 401(k) plan employer profit share contribution and $7,789 in a lifestyle wallet. For Ms. Adkins, the amount reported includes a $7,500 401(k) plan employer profit share contribution and $5,262 in a lifestyle wallet.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	35

EXECUTIVE COMPENSATION TABLES
Grants of Plan-Based Awards During Fiscal 2026
The following table provides information concerning each grant of an award made during fiscal 2026 to our NEOs under any incentive or equity compensation plan. This information supplements the information about these awards set forth in the Fiscal 2026 Summary Compensation Table.

Name	Grant Date	Approval Date	Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock Awards ($)(3)
			Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Maximum (#)
Max Levchin	1/13/26	1/13/26	—	—	—	166,834	333,667	667,334	—	—	—	25,348,682
Rob O’Hare	7/1/25	8/31/26	178,125	356,250	534,375	—	—	—	—	—	—	—
	9/18/25	9/18/25	—	—	—	16,683	33,366	66,732	—	—	—	2,999,937
	9/18/25	9/18/25	—	—	—	—	—	—	33,366	—	—	2,999,937
Michael Linford	7/1/25	8/31/26	200,000	400,000	600,000	—	—	—	—	—	—	—
	9/18/25	9/18/25	—	—	—	22,244	44,488	88,976	—	—	—	3,999,916
	9/18/25	9/18/25	—	—	—	—	—	—	44,488	—	—	3,999,916
Libor Michalek	7/1/25	8/31/26	200,000	400,000	600,000	—	—	—	—	—	—	—
	9/18/25	9/18/25	—	—	—	22,244	44,488	88,976	—	—	—	3,999,916
	9/18/25	9/18/25	—	—	—	—	—	—	44,488	—	—	3,999,916
Katherine Adkins	7/1/25	8/31/26	135,000	270,000	405,000	—	—	—	—	—	—	—
	9/18/25	9/18/25	—	—	—	9,732	19,463	38,926	—	—	—	1,749,918
	9/18/25	9/18/25	—	—	—	—	—	—	19,463	—	—	1,749,918
(1)Reflects threshold, target and maximum potential payments for awards granted under the cash incentive plan as described under “—Compensation Discussion and Analysis—Compensation Elements—Annual Cash Plan Incentive Plan Opportunities: Cash Incentive Plan.” Under the terms of the cash incentive plan, the NEOs (other than Mr. Levchin) are eligible to receive cash awards subject to the achievement of pre-established performance measures.
(2)All RSU and PSU awards were granted pursuant to the 2012 Stock Plan.
(3)The amounts reported represent the aggregate grant date fair value of the RSU and PSU awards at the target level granted to the named executive officers calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2026. The amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the NEO upon the sale of any of the underlying shares of Class A common stock.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	36

EXECUTIVE COMPENSATION TABLES
Outstanding Equity Awards as of Fiscal 2026 Year-End
The following table sets forth certain information about outstanding equity awards granted to our NEOs that remained outstanding as of June 30, 2026.

	Option Awards(1)							Stock Awards(1)
Name	Grant Date	Vesting Commence- ment Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Max Levchin	1/12/21(2)	1/12/21	2,000,002	—	—	$49.00	1/12/31	—	—	—	$—
	1/13/26(7)	9/1/25	—	—	—	$—	—	—	$—	333,667	$27,210,544
Rob O’Hare	3/2/22(4)	3/1/22	1,866	—	—	$41.80	3/2/32	—	$—	—	$—
	7/1/22(4)	7/1/22	14,184	2,839	—	$17.19	7/1/32	—	$—	—	$—
	9/16/22(4)	9/1/22	6,399	3,840	—	$22.30	9/16/32	—	$—	—	$—
	9/16/22(4)	9/1/22	—	—	—	$—	—	702	$57,248	—	$—
	9/13/23(3)	9/1/23	12,131	36,395	—	$23.35	9/13/33	—	$—	—	$—
	9/13/23(3)	9/1/23	—	—	—	$—	—	25,094	$2,046,416	—	$—
	9/16/24(3)	9/1/24	4,995	26,974	—	$44.06	9/16/34	—	$—	—	$—
	9/16/24(5)	9/1/24	—	—	—	$—	—	19,150	$1,561,683	—	$—
	11/12/24(4)	12/1/24	3,131	18,163	—	$57.59	11/12/34	—	$—	—	$—
	11/12/24(4)	12/1/24	—	—	—	$—	—	12,210	$995,726	—	$—
	9/18/25(6)	9/1/25	—	—	—	$—	—	25,025	$2,040,789	—	$—
	9/18/25(7)	9/1/25	—	—	—	$—	—			33,366	$2,720,997
Michael Linford	8/27/18	8/27/18	433,870	—	—	$5.39	8/27/28	—	$—	—	$—
	1/12/21	1/1/21	263,751	—	—	$49.00	1/13/31	—	$—	—	$—
	6/8/22	7/1/22	536,746	—	—	$23.33	6/8/32	—	$—	—	$—
	9/16/22(4)	9/1/22	191,950	12,800	—	$22.30	9/16/32	—	$—	—	$—
	9/16/22(4)	9/1/22			—	$—	—	7,009	$571,584	—	$—
	9/13/23(3)	9/1/23	315,990	143,637	—	$23.35	9/13/33	—	$—	—	$—
	9/16/24(3)	9/1/24	55,945	71,932	—	$44.06	9/16/34	—	$—	—	$—
	9/16/24(5)	9/1/24	—	—	—	$—	—	51,067	$4,164,514	—	$—
	9/18/25(6)	9/1/25	—	—	—	$—	—	33,366	$2,720,997	—	$—
	9/18/25(7)	9/1/25	—	—	—	$—	—			44,488	$3,627,996
Libor Michalek	12/17/19	12/4/19	200,000	—	—	$8.80	12/17/29	—	$—	—	$—
	1/12/21	1/1/21	443,571	—	—	$49.00	1/13/31	—	$—	—	$—
	6/8/22	7/1/22	536,746	—	—	$23.33	6/8/32	—	$—	—	$—
	9/16/22(4)	9/1/22	191,950	12,800	—	$22.30	9/16/32	—	$—	—	$—
	9/16/22(4)	9/1/22	—	—	—	$—	—	7,009	$571,584	—	$—
	9/13/23(3)	9/1/23	315,990	143,637	—	$23.35	9/13/33	—	$—	—	$—
	9/16/24(3)	9/1/24	52,448	67,436	—	$44.06	9/16/34	—	$—	—	$—
	9/16/24(5)	9/1/24	—	—	—	$—	—	47,875	$3,904,206	—	$—
	9/18/25(6)	9/1/25	—	—	—	$—	—	33,366	$2,720,997	—	$—
	9/18/25(7)	9/1/25	—	—	—	$—	—			44,488	$3,627,996
Katherine Adkins	6/1/21	6/1/21	22,700	—	—	$62.52	6/1/31	—	$—	—	$—
	1/4/22	1/1/22	29,015	—	—	$85.41	1/4/32	—	$—	—	$—
	4/22/22	4/1/22	4,239	—	—	$31.16	4/22/32	—	$—	—	$—
	9/16/22(4)	9/1/22	46,068	7,680	—	$22.30	9/16/32	—	$—	—	$—
	9/16/22(4)	9/1/22	—	—	—	$—	—	4,206	$342,999	—	$—
	9/13/23(3)	9/1/23	44,254	36,880	—	$23.35	9/13/33	—	$—	—	$—
	9/13/23(3)	9/1/23	—	—	—	$—	—	25,429	$2,073,735	—	$—
	9/16/24(3)	9/1/24	24,476	31,470	—	$44.06	9/16/34	—	$—	—	$—
	9/16/24(5)	9/1/24	—	—	—	$—	—	22,342	$1,821,990	—	$—
	9/18/25(6)	9/1/25	—	—	—	$—	—	14,598	$1,190,467	—	$—
	9/18/25(7)	9/1/25	—	—	—	$—	—	—	$—	19,463	$1,587,208

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EXECUTIVE COMPENSATION TABLES
(1)All of the outstanding options, RSU awards and PSU awards were granted pursuant to the 2012 Stock Plan. The value of unvested RSU or PSU awards is based upon the closing price of our Class A common stock on June 30, 2026 of $81.55 per share multiplied by the number of unvested RSUs or PSUs.
(2)Represents the Value Creation Award granted to Mr. Levchin. For details regarding the Value Creation Award, see “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Incentive Compensation—Chief Executive Officer Long-Term Equity Award.” The Value Creation Award's five-year performance period ended January 11, 2026 and the remaining unearned options were forfeited.
(3)Vests with respect to 1∕4 of the shares of our Class A common stock underlying the option on the one-year anniversary of the vesting commencement date and the remaining 3∕4 of the shares underlying the option vest in equal monthly installments over the subsequent three years, in each case subject to continued service.
(4)Vests monthly at the rate of 1/48 of the shares of our Class A common stock underlying the grant following the vesting commencement date, subject to continued service.
(5)Vests with respect to 1∕4 of the shares of our Class A common stock underlying the award on the one-year anniversary of the vesting commencement date and the remaining 3∕4 of the shares underlying the award vest in equal quarterly installments over the subsequent three years, in each case subject to continued service.
(6)Vests quarterly over three years, in each case subject to continued service.
(7)Upon achievement of specified performance metrics, earned PSU awards will vest at the end of the three-year performance period ending June 30, 2028. For details regarding PSU awards, see “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Incentive Plan Compensation—Other NEO Annual Equity Grants” and, with respect to the PSUs granted to Mr. Levchin on January 13, 2026, “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Awards—CEO Transition to Annual Equity Grants.” The PSUs are reported at the target level because performance for fiscal 2026 against both the RLTC growth and adjusted operating income growth targets was above the target level.

Option Exercises and Stock Vested During Fiscal 2026
The following table sets forth the number of shares of Class A common stock acquired and the value realized upon the exercise of options and the vesting of stock awards by each of our NEOs for fiscal 2026.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Max Levchin	1,999,998	$68,558,631	—	$—
Rob O’Hare	145,697	$6,922,213	81,102	$5,696,577
Michael Linford	335,000	$22,436,372	85,479	$6,104,236
Libor Michalek	—	$—	84,833	$6,034,970
Katherine Adkins	161,065	$9,227,237	61,533	$4,348,709
(1)The value realized on exercise is calculated as the difference between the closing price of our Class A common stock on the date of exercise and the applicable exercise price of the options multiplied by the number of exercised shares.
(2)The value realized on vesting equals the closing price of our Class A common stock on the vesting date multiplied by the number of vested shares. The value realized on vesting is not necessarily indicative of value actually received by the NEO, as the NEO may choose to hold (rather than sell) some or all of the shares acquired upon vesting.
Potential Payments upon Termination or Change in Control
Annual Cash Incentive Plan
Our annual cash incentive plan provides that, in the event of a change in control of the Company, plan participants, including our NEOs (other than our CEO), will receive a pro-rata cash incentive plan award determined based on the target or actual performance level, whichever is higher.
Officer Severance Plan
Potential Payments Upon Qualifying Termination of Employment Within Change in Control Period
We have adopted an officer severance plan for certain of our officers, including our NEOs, that provides for severance pay and benefits upon a qualifying termination of employment. Generally, if a NEO’s employment is terminated for any reason other than for cause (as defined below), death or disability within three months prior to or 12 months following the consummation of a change in control of the Company, which such period is referred to as the change in control period, or if the NEO resigns for good reason within the change in control period, then the officer severance plan provides for such NEO to receive:

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	38

EXECUTIVE COMPENSATION TABLES
•a lump sum cash severance payment equal to the sum of (i) the NEO’s annual base salary, as in effect immediately prior to the participant’s termination, multiplied by 150% for our CEO and 100% for each of our other NEOs, plus (ii) a pro-rata amount of the NEO’s target annual cash incentive plan opportunity, if any, as in effect for the fiscal year in which his or her termination of employment occurs;
•payment or reimbursement of the cost of post-termination continued health benefits for the NEO and his or her dependents for a period of up to 18 months for our CEO and up to 12 months for each of our other NEOs; and
•immediate acceleration of vesting of all of the then-unvested shares subject to each of the NEO’s then-outstanding time-based equity awards, with the vesting acceleration of performance-based equity awards determined assuming a target level of performance during the performance period.

Potential Payments Upon Qualifying Termination of Employment Outside of Change in Control Period
Generally, if a NEO’s employment is terminated for any reason other than for cause, death or disability outside of a change in control period, or, in the case of our CEO only, the NEO resigns for good reason (as defined below) outside of a change in control period, then the officer severance plan provides for such NEO to receive:
•a lump sum payment equal to the NEO’s annual base salary, as in effect immediately prior to the participant’s termination, multiplied by 100% for our CEO and 50% for each of our other NEOs; and
•payment or reimbursement of the cost of post-termination continued health benefits for the NEO and his or her dependents for a period of up to 12 months for our CEO and six months for each of our other NEOs.
Potential Payments Upon Termination of Employment Due to Death or Disability
Generally, if a NEO’s employment is terminated due to death or disability, then the officer severance plan provides for such NEO (or, in the event of the death of the NEO, his or her designated beneficiary or the legal representative of his or her estate) to receive:
•a pro-rata cash incentive plan award under our annual cash incentive plan determined based on the target or actual performance level, whichever is higher, in accordance with the terms of that plan;
•payment or reimbursement of the cost of post-termination continued health benefits for the NEO and his or her dependents (or, in the event of the death of the NEO, only for his or her dependents) for a period of up to 12 months; and
•twelve months of acceleration of vesting of all of the then-unvested shares subject to each of the NEO’s then-outstanding equity awards, with the vesting acceleration of performance-based equity awards determined assuming a target level of performance during the performance period.
Summary of Terms of Officer Severance Plan
In order to receive severance payments and benefits under the officer severance plan, a participant must timely execute and not revoke a release of claims in favor of the Company. In addition, the officer severance plan provides that, if any payment or benefits to a participant, including the payments and benefits under the officer severance plan, would constitute an “excess parachute payment” within the meaning of Section 280G of the Code and would therefore be subject to an excise tax under Section 4999 of the Code, then such payments and benefits (1) will be reduced to the extent necessary so that no amount is subject to the excise tax, or (2) not reduced, whichever, after taking into account all applicable federal, state, and local employment and income taxes and the excise tax, results in the participant’s receipt, on an after-tax basis, of the greater payments and benefits.
Under the officer severance plan, “cause” means any of the following reasons (with any references to us interpreted to include any subsidiary or affiliate of ours):
•willful conduct by the participant constituting a material act of misconduct in connection with the performance of the participant’s duties, including, without limitation, misappropriation of funds or property of us or any of its subsidiaries or affiliates other than the occasional, customary, and de minimis use of our property for personal purposes;
•the conviction of, or plea of guilty or no contest to, any felony or any crime involving moral turpitude, deceit, dishonesty, or fraud, or any conduct by the participant that would reasonably be expected to result in material injury or reputational harm to us or any of our subsidiaries and affiliates if the participant was retained in the participant’s position;

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	39

EXECUTIVE COMPENSATION TABLES
•continued non-performance by the participant of his or her duties to us (other than by reason of his or her physical or mental illness, incapacity, or disability) which has continued for 30 days following written notice of such non-performance from us;
•a breach by the participant of any of the provisions contained in any confidentiality, invention assignment, or similar agreement with us;
•a material violation by the participant of our written employment policies; or
•the participant’s failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by us to cooperate, or the participant’s willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or the inducement of others to fail to cooperate or to produce documents or other materials in connection with such investigation.
Under the officer severance plan, “good reason” means the participant’s termination of his or her employment after the occurrence of one or more of the following events:
•a material diminution in the participant’s responsibilities, authority, or duties (other than a change in reporting relationship or title);
•a material reduction in the participant’s base salary except for across-the-board salary reductions similarly affecting all or substantially all management employees;
•a relocation of the office at which the participant is principally employed to a location more than 35 miles from such office; or
•the failure of any successor to the Company to assume and agree to be bound by the terms and conditions of the officer severance plan.
In order for the participant’s termination of his or her employment to be for good reason, the participant must reasonably determine in good faith that a “good reason” condition has occurred and not terminate his or her employment with us without first providing us with written notice of occurrence of the condition within 30 days of the occurrence of the condition and cooperating in good faith for a cure period of 30 days following the date of the written notice to remedy that condition. If the condition continues to exist following the expiration of the 30-day cure period, the participant must terminate his or her employment and provide written notice of such termination to us within 30 days after the end of that cure period.
Estimated Payments Upon Termination or Change in Control
The following tables describe the potential payments that would have been provided to each of our NEOs pursuant to the annual cash incentive plan and/or officer severance plan, as applicable, in the event of a change in control and/or qualifying termination of employment, assuming that the applicable triggering event took place on June 30, 2026. There can be no assurance that a triggering event would produce the same or similar results as those estimated below, and therefore any actual payments and benefits may be different from the estimates in this table.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	40

EXECUTIVE COMPENSATION TABLES

Name	Cash Severance ($)(1)	Value of Accelerated Stock Awards ($)(2)	Value of Accelerated Option Awards ($)(3)	Value of Benefits ($)(4)	Total ($)
Max Levchin
Change in Control	$—	$—	$—	$—	$—
Qualifying Termination Within a Change in Control Period	$59,843	$27,210,544	$—	$60,133	$27,330,520
Qualifying Termination Outside of a Change in Control Period	$39,895	$—	$—	$40,089	$79,984
Termination Due to Death or Disability	$—	$—	$—	$40,089	$40,089
Rob O’Hare
Change in Control	$493,086	$—	$—	$—	$493,086
Qualifying Termination Within a Change in Control Period	$831,250	$9,422,858	$3,974,868	$40,089	$14,269,064
Qualifying Termination Outside of a Change in Control Period	$237,500	$—	$—	$20,044	$257,544
Termination Due to Death or Disability	$493,086	$3,738,007	$2,734,245	$40,089	$7,005,426
Michael Linford
Change in Control	$553,640	$—	$—	$—	$553,640
Qualifying Termination Within a Change in Control Period	$900,000	$11,085,092	$11,814,804	$40,089	$23,839,984
Qualifying Termination Outside of a Change in Control Period	$250,000	$—	$—	$20,044	$270,044
Termination Due to Death or Disability	$553,640	$3,631,748	$8,644,389	$40,089	$12,869,865
Libor Michalek
Change in Control	$553,640	$—	$—	$—	$553,640
Qualifying Termination Within a Change in Control Period	$900,000	$10,824,784	$11,646,249	$40,089	$23,411,122
Qualifying Termination Outside of a Change in Control Period	$250,000	$—	$—	$20,044	$270,044
Termination Due to Death or Disability	$553,640	$3,516,028	$8,569,484	$40,089	$12,679,241
Katherine Adkins
Change in Control	$373,707	$—	$—	$—	$373,707
Qualifying Termination Within a Change in Control Period	$720,000	$7,016,399	$3,781,266	$30,616	$11,548,281
Qualifying Termination Outside of a Change in Control Period	$225,000	$—	$—	$15,308	$240,308
Termination Due to Death or Disability	$373,707	$3,340,859	$2,696,392	$30,616	$6,441,573
(1)For “Change in Control,” the value represents a lump sum cash payment in an amount equal to the greater of (i) the NEO’s target annual cash incentive plan opportunity, if any, in effect as of June 30, 2026 and (ii) the NEO's actual cash incentive payment, if any, for the fiscal year ended June 30, 2026.
For “Qualifying Termination Within a Change in Control Period,” the value represents a lump sum cash payment in an amount equal to the sum of (i) the NEO’s annual base salary in effect as of June 30, 2026, multiplied by 150% for our CEO and 100% for our other NEOs, plus (ii) the NEO’s target annual cash incentive plan opportunity, if any, in effect as of June 30, 2026 as if a change in control occurred on June 30, 2026.
For “Qualifying Termination Outside of a Change in Control Period,” the value represents a lump sum cash payment equal to the NEO’s annual base salary in effect as of June 30, 2026, multiplied by 100% for our CEO and 50% for our other NEOs.
For “Termination Due to Death or Disability,” the value represents a lump sum cash payment in an amount equal to the greater of (i) the NEO’s target annual cash incentive plan opportunity, if any, in effect as of June 30, 2026 as if the termination due to death or disability occurred on June 30, 2026, and (ii) the NEO's actual cash incentive payment, if any, for the fiscal year ended June 30, 2026.
(2)For a “Qualifying Termination Within a Change in Control Period,” the value of accelerated vesting of unvested RSU and PSU awards for a “Qualifying Termination Within a Change in Control Period” is based upon the closing price of our Class A common stock on June 30, 2026 of $81.55 per share multiplied by the number of unvested RSUs and the target number of unvested PSUs.

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EXECUTIVE COMPENSATION TABLES
For “Termination Due to Death or Disability,” the value of 12 months of accelerated vesting of unvested RSU awards is based upon the closing price of our Class A common stock on June 30, 2026 of $81.55 per share multiplied by the number of unvested RSUs.
(3)For a “Qualifying Termination Within a Change in Control Period,” the value of accelerated vesting of unvested in-the-money options is based on the difference between the closing price of our Class A common stock on June 30, 2026 of $81.55 per share and the exercise price per option multiplied by the number of unvested options. The value of accelerated vesting of unvested out-of-the money options is assumed to be $0.
For “Termination Due to Death or Disability,” the value of 12 months of accelerated vesting of unvested in-the-money options is based on the difference between the closing price of our Class A common stock on June 30, 2026 of $81.55 per share and the exercise price per option multiplied by the number of unvested options. The value of accelerated vesting of unvested out-of-the money options is assumed to be $0.
(4)For a “Qualifying Termination Within a Change in Control Period,” the value represents the monthly premiums for continued health benefits as of June 30, 2026 for 18 months for our CEO and 12 months for each of our other NEOs.
For a “Qualifying Termination Outside of a Change in Control Period,” the value represents the monthly premiums for continued health benefits as of June 30, 2026 for 12 months for our CEO and 6 months for each of our other NEOs.
For “Termination Due to Death or Disability,” the value represents the monthly premiums for continued health benefits as of June 30, 2026 for 12 months for each of our NEOs.

CEO Pay Ratio
As required by SEC rules, we are providing the following information about the relationship between the annual total compensation of our CEO and the median of the annual total compensation of all our employees, except our CEO (our “CEO Pay Ratio”).

For fiscal 2026, the annual total compensation of our CEO was $25,900,827 and the median of the annual total compensation of all our employees was $254,078. Accordingly, the CEO Pay Ratio for fiscal 2026 is approximately 102:1. We believe this ratio is a reasonable estimate calculated in a manner consistent with SEC rules and based upon our reasonable judgment and assumptions.

In order to identify our median employee in fiscal 2026, we examined the fiscal 2026 compensation of substantially all of our full-time, part-time and temporary employees as of June 30, 2026, excluding our CEO. As permitted by SEC rules, we excluded all of our employees in the United Kingdom (64 employees), the Netherlands (6 employees) and Australia (2 employees), which represented 3.0% of our total employee population. Before applying this exclusion, our U.S. employee population was 1,723 and our non-U.S. employee population was 643 as of June 30, 2026. After applying this exclusion, our U.S. employee population was 1,723 and our non-U.S. employee population was 571 as of June 30, 2026. We annualized the compensation for employees who were not employed by us for the entire fiscal 2026 year. To identify our median employee for fiscal 2026, we used a consistently applied compensation measure consisting of annual base salary and the grant date fair value of equity awards granted during fiscal 2026, with such information based on our payroll records. Compensation paid in foreign currency was converted to U.S. dollars using a spot exchange rate on June 30, 2026. In determining the median compensated employee, we did not make any cost of living adjustments to the compensation paid to any employee outside of the U.S. We believe our methodology represents a consistently applied compensation measure because it reasonably reflects annual compensation to our employees, striking a balance in terms of the administrative burden associated with gathering this information while consistently treating all the primary compensation components for our worldwide workforce and capturing a full fiscal year of each of such primary compensation components.

We calculated our median employee’s fiscal 2026 annual total compensation, including base salary, stock awards, and other compensation, using the same methodology that we use for our NEOs as set forth in the “Fiscal 2026 Summary Compensation Table” above. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of the “Fiscal 2026 Summary Compensation Table” above.

In identifying our median employee in accordance with Item 402 of Regulation S-K under the Securities Act, reporting companies are permitted to use reasonable estimates, assumptions, and methodologies based on their own facts and circumstances. As a result, the disclosure regarding the compensation of our median employee and the CEO Pay Ratio may not be directly comparable to similar disclosures by other reporting companies.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	42

EXECUTIVE COMPENSATION TABLES
Pay Versus Performance
In accordance with the rules adopted by the SEC pursuant to the Dodd-Frank Act of 2010, we are providing the information below regarding the relationship between the “Compensation Actually Paid” to our NEOs, as defined by SEC rules, and various measures used to gauge the Company’s financial performance for the fiscal years listed below. For further information regarding our pay for performance philosophy and how we align NEO compensation with the Company’s performance, please refer to the “Compensation Discussion and Analysis” section above.
The amounts below shown for Compensation Actually Paid do not represent the value of cash and shares of the Company’s common stock received by NEOs during the year, but rather are amounts calculated in accordance with SEC rules and include, among other things, year-over-year changes in the value of unvested equity-based awards. As a result of the calculation methodology required by the SEC, Compensation Actually Paid amounts below differ from compensation actually earned, realized or received by the individuals.

					Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Summary Compensation Table Total to PEO(1) ($)	Compensation Actually Paid to PEO(2)(3) ($)	Average Summary Compensation Table Total for non-PEO Named Executive Officers(1) ($)	Average Compensation Actually Paid to non-PEO Named Executive Officers(2) ($)	Total Shareholder Return(4) ($)	Peer Group Total Shareholder Return(4) ($)	Net Income (Loss) ($ in thousands)	Adjusted Operating Income (Loss)(5) ($ in thousands)	Total Revenue, Net ($ in thousands)
2026	25,900,827	23,275,098	7,360,375	10,956,695	121.08	254.07	1,929,793	1,234,983	4,261,082
2025	538,307	(1,140,208)	7,098,354	26,801,028	102.66	168.59	52,186	778,083	3,224,412
2024	519,920	(1,804,472)	7,083,767	18,893,234	44.86	142.99	(517,757)	380,864	2,322,999
2023	409,807	20,488,675	4,791,651	3,939,231	22.76	98.91	(985,345)	(72,317)	1,587,985
2022	478,265	(220,066,517)	6,516,543	(10,407,222)	26.82	73.97	(707,417)	(78,332)	1,349,292
(1)Amounts reported in these columns represent the total compensation as reported in the Summary Compensation Table for our principal executive officer (“PEO”) during each applicable fiscal year and the average of the total compensation as reported in the Summary Compensation Table for our remaining NEOs (“Non-PEO NEOs”) for the relevant fiscal year, which captures the individuals indicated in the table below for each fiscal year:

Fiscal Year	PEO	Non-PEO Named Executive Officers
2026	Max Levchin	Rob O’Hare, Michael Linford, Libor Michalek and Katherine Adkins
2025	Max Levchin	Rob O’Hare, Michael Linford, Libor Michalek and Katherine Adkins
2024	Max Levchin	Michael Linford, Libor Michalek and Katherine Adkins
2023	Max Levchin	Michael Linford, Libor Michalek and Katherine Adkins
2022	Max Levchin	Michael Linford, Libor Michalek, Katherine Adkins and Silvija Martincevic
(2)The calculation of Compensation Actually Paid for fiscal 2026 reflects certain adjustments to the Total Compensation as reflected in the Summary Compensation Table for the PEO and the average as a group for our Non-PEO executive officers as set forth below. Amounts do not reflect actual compensation earned by or paid to our NEOs during fiscal year 2026.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	43

EXECUTIVE COMPENSATION TABLES

	2026
Adjustments	PEO	Non-PEO Named Executive Officers (Average)
Summary Compensation Table Total ($)	25,900,827	7,360,375
Less, Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year ($)	(25,348,682)	(6,374,844)
Plus, Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year ($)	44,404,887	6,886,216
Plus (less), Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years ($)	—	2,357,910
Plus, Fair Value at Vesting Date of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year ($)	—	558,204
Plus (less), Year-Over-Year Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($)	—	168,833
Less, Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year ($)	(21,681,933)	—
Compensation Actually Paid ($)	23,275,098	10,956,695
Fair values are calculated in accordance with FASB ASC Topic 718 as of the end of the respective year, other than awards that vest in the covered year, which are valued as of the applicable vesting dates, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(3)    The Compensation Actually Paid to Mr. Levchin largely reflects the change in the fair value, as calculated in accordance with FASB ASC Topic 718, of the Value Creation Award granted to Mr. Levchin in January 2021 in advance of our IPO. For details regarding the Value Creation Award, see “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Incentive Compensation—Chief Executive Officer Long-Term Equity Award.”
(4)    Represents the cumulative total shareholder return (“TSR”) on our Class A common stock and the cumulative TSR on the Standard & Poor’s North American Technology Index (the “Peer Group TSR”), which is the same peer group used for the Stock Performance Graph included in our Annual Report on Form 10-K, through June 30, 2022, 2023, 2024, 2025 and 2026. The table assumes $100 was invested at the market close on July 1, 2021. Data for the Peer Group TSR assumes reinvestment of dividends.
(5)    Adjusted operating income (loss) is a non-GAAP financial measure. For a full reconciliation of adjusted operating income (loss) to the most directly comparable financial measure stated in accordance with GAAP, please see Appendix A to this proxy statement.
Relationship Between Compensation Actually Paid and Total Shareholder Return
The following graph compares the Compensation Actually Paid to our PEO, the average of the Compensation Actually Paid to our non-PEO NEOs and our TSR and the Peer Group TSR over the period from July 1, 2021 to June 30, 2026. The graph below shows a connection between Compensation Actually Paid to both our PEO and to our non-PEO NEOs and TSR. Our executive compensation program emphasizes equity compensation, which we believe demonstrates a longer-term, ownership orientation. As a result of this emphasis, Compensation Actually Paid to our PEO and the average of Compensation Actually Paid to our non-PEO NEOs is significantly impacted by our stock price and TSR performance.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	44

EXECUTIVE COMPENSATION TABLES

Affirm & Peer TSR vs. Compensation Actually Paid
Compensation Actually Paid ($M)
$400.00
$200.00
$0.00
$(200.00)
$73.97
$98.91
$142.99
$168.59
$254.07
$26.82
$22.76
$44.86
$102.66
$121.08
$(220.07)
$20.49
$(1.80)
$(1.14)
$23.28
$(10.41)
$3.94
$18.89
$26.80
$10.96
6/30/2022
6/30/2023
6/30/2024
6/30/2025
6/30/2026
PEO CAP ($M)
Average NEO CAP ($M)
AFRM
Standard & Poor's North American Technology Index

Relationship Between Compensation Actually Paid and Financial Measures (Net Income (Loss), Adjusted Operating Income (Loss) and Total Revenue)
The following graph compares the Compensation Actually Paid to our PEO, the average of the Compensation Actually Paid to our non-PEO NEOs and the Company’s net income (loss).

Net Income vs. Compensation Actually Paid
Compensation Actually Paid ($M)
$2,000.00
$1,000.00
$—
$(1,000.00)
$(220.07)
$(10.41)
$(707.42)
$20.49
$3.94
$(985.35)
$(1.80)
$18.89
$(517.76)
$(1.14)
$26.80
$52.19
$23.28
$10.96
$1,929.79
6/30/2022
6/30/2023
6/30/2024
6/30/2025
6/30/2026
PEO CAP ($M)
Average NEO CAP ($M)
Net Income ($M)

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	45

EXECUTIVE COMPENSATION TABLES
The following graph compares the Compensation Actually Paid to our PEO, the average of the Compensation Actually Paid to our non-PEO NEOs and the Company’s adjusted operating income (loss).

Adjusted Operating Income (Loss) vs. Compensation Actually Paid
Compensation Actually Paid ($M)
$1,400.00
$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$0.00
$(200.00)
$(400.00)
$(220.07)
$(10.41)
$(78.33)
$20.49
$3.94
$(72.32)
$(1.80)
$18.89
$380.86
$(1.14)
$26.80
$778.08
$23.28
$10.96
$1,234.98
6/30/2022
6/30/2023
6/30/2024
6/30/2025
6/30/2026
PEO CAP ($M)
Average NEO CAP ($M)
Adjusted Operating Income (Loss) ($M)

The following graph compares the Compensation Actually Paid to our PEO, the average of the Compensation Actually Paid to our non-PEO NEOs and the Company’s total revenue.

Total Revenue vs. Compensation Actually Paid
Compensation Actually Paid ($M)
$4,500.00
$4,000.00
$3,500.00
$3,000.00
$2,500.00
$2,000.00
$1,500.00
$1,000.00
$500.00
$0.00
$(500.00)
$1,349.29
$1,587.99
$2,323.00
$3,224.41
$4,261.08
$(220.07)
$(10.41)
$20.49
$3.94
$(1.80)
$18.89
$(1.14)
$26.80
$23.28
$10.96
6/30/2022
6/30/2023
6/30/2024
6/30/2025
6/30/2026
PEO CAP ($M)
Average NEO CAP ($M)
Total Revenue ($M)

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	46

EXECUTIVE COMPENSATION TABLES
Tabular List of Performance Measures
In accordance with Item 402(v) of Regulation S-K, the following are the financial and operational measures that the Company has determined to represent the most important performance measures used to link Company performance to Compensation Actually Paid for both the PEO and the non-PEO NEOs for the most recent fiscal year.

Most Important Measures to Determine Fiscal Year 2026 Compensation Actually Paid
network size*
total revenue
adjusted operating income (loss)
operating income (loss)
*Network Size is a blended measure of active consumers, gross merchandise volume, and revenue less transaction costs. See “Compensation Discussion and Analysis—Compensation Elements—Annual Cash Incentive Plan Opportunities: Cash Incentive Plan—Performance Measures.”

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	47

APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
PROPOSAL NO. 3: APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
As required pursuant to Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed under “Compensation Discussion and Analysis” and “Executive Compensation Tables.” This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all of our NEOs and the philosophy, policies and practices described in this proxy statement.
In accordance with Section 14A of the Exchange Act rules, stockholders are asked to approve the following non-binding resolution:
“RESOLVED, that the Company’s stockholders hereby approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers for the fiscal year ended June 30, 2026, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative.”
The Board urges stockholders to endorse the compensation programs for our NEOs by voting “FOR” the resolution.
As discussed in this proxy statement, the Compensation Committee believes that the executive compensation provided for fiscal 2026 is reasonable and consistent with our pay for performance philosophy. In deciding how to vote on this proposal, the Board encourages you to review the section titled “Compensation Discussion and Analysis” in this proxy statement, which provides a comprehensive review of our executive compensation program and its elements, objectives and rationale.
Because your vote is advisory, it will not be binding on the Board. However, the Board and the Compensation Committee will carefully review the voting results and consider them when making future compensation decisions for our NEOs. Consistent with the results of our first “Say-on-Frequency” vote conducted at our 2021 Annual Meeting of Stockholders, we currently plan to provide our stockholders with the opportunity to cast a “Say-on-Pay” vote annually. Accordingly, we expect to conduct our next “Say-on-Pay” vote at our 2027 Annual Meeting of Stockholders, at which time we also expect to conduct our next non-binding stockholder advisory “Say-on-Frequency” vote.

Vote Required
The approval, on a non-binding advisory basis, requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal, and broker non-votes, if any, will have no effect.

✓	The Board of Directors recommends a vote FOR the approval, on a non-binding advisory basis, of the compensation of our NEOs.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	48

EQUITY COMPENSATION PLAN INFORMATION
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information as of June 30, 2026 with respect to the 2012 Stock Plan and the 2020 Employee Stock Purchase Plan (the “ESPP”), under which shares of our Class A common stock may be issued.

Plan Category	Number of Securities Issuable Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Further Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	19,595,080(1)	$20.27(2)	88,276,289(3)
Equity compensation plans not approved by security holders	None	N/A	None
Total
(1)    Includes 9,739,016 shares issuable upon exercise of outstanding options, 7,259,639 shares issuable upon settlement of outstanding RSUs and 596,423 shares issuable upon settlement of outstanding PSUs at the target payout level at the time of vesting. Also includes 2,000,002 shares pursuant to the Value Creation Award issuable upon the exercise of vested performance-based options.
(2)    Reflects the weighted-average exercise price of outstanding options. There is no exercise price for outstanding RSUs or PSUs.
(3)    A total of 69,408,730 shares were available under the 2012 Stock Plan, which shares may be issued other than upon an exercise of an option, warrant, or right, and a total of 18,867,559 shares were available under the ESPP. This number is calculated assuming outstanding PSUs will be settled at the target payout level at the time of vesting. The 2012 Stock Plan provides that the number of shares of Class A common stock available for issuance under such plan will automatically increase on the first day of each fiscal year, ending on (and including) July 1, 2030, in an amount equal to (i) five percent (5%) of the total number of shares of our common stock outstanding on the last day of the calendar month prior to the date of such automatic increase or (ii) such lesser number of shares as determined by our Board prior to the first day of a given fiscal year. The ESPP provides that the number of shares of our Class A common stock reserved for issuance under the ESPP will automatically increase on the first day of each fiscal year, ending on (and including) July 1, 2030, in an amount equal to the lesser of (i) one percent (1%) of the total number of shares of our common stock outstanding on the last day of a given year; (ii) 18,000,000 shares of Class A common stock; and (iii) such lesser number of shares as determined by our Board at any time prior to the first day of a given year.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	49

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 30, 2026 for:
•each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock;
•each of our NEOs;
•each of our directors and nominees for director; and
•all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 298,389,237 shares of our Class A common stock and 40,530,194 shares of our Class B common stock outstanding as of September 30, 2026. We have deemed shares of our Class A common stock subject to options that are currently exercisable or exercisable within 60 days of September 30, 2026, or issuable pursuant to RSUs that are subject to vesting and settlement conditions expected to occur within 60 days of September 30, 2026, to be outstanding and beneficially owned by the person holding the option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is care of Affirm Holdings, Inc., 221 Main Street, Floor 6, San Francisco, CA 94105.

Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		% of Total Voting Power
	Shares(1)	% of Class	Shares(1)	% of Class
Named Executive Officers, Directors and Director Nominees:
Max Levchin(2)	2,735,296	*	26,485,472	65.35%	44.04%
Rob O’Hare(3)	72,376	*	—	—%	*
Michael Linford(4)	1,920,801	*	—	—%	*
Libor Michalek(5)	2,912,461	*	875,265	2.16%	1.77%
Katherine Adkins(6)	265,663	*	—	—%	*
James Bray(7)	—	—%	—	—%	—%
Richard Galanti	3,153	*	—	—%	*
Brian D. Hughes	14,189	*	—	—%	*
Jeremy Liew	312,398	*	—	—%	*
Christa S. Quarles	65,082	*	60,445	*	*
Jacqueline D. Reses	45,222	*	—	—%	*
Manolo Sánchez(8)	36,593	*	—	—%	*
Ryan Schneider(9)	—	—%	—	—%	—%
Noel Watson	30,497	*	—	—%	*
All directors and current executive officers as a group (13 individuals)(10)	8,413,731	2.82%	27,421,182	67.66%	46.31%
Other 5% Stockholders:
BlackRock, Inc.(11)	14,766,952	4.95%	—	—%	1.63%
Capital Research Global Investors(12)	20,251,044	6.79%	—	—%	2.23%
Capital World Investors(13)	23,115,136	7.75%	—	—%	2.55%
FMR LLC(14)	17,741,707	5.95%	—	—%	1.96%
JPMorgan Chase & Co.(15)	16,832,019	5.64%	—	—%	1.86%
Morgan Stanley(16)	20,737,156	6.95%	—	—%	2.29%
Shopify Inc.(17)	10,148,797	3.40%	10,148,797	25.04%	17.92%

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	50

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
* Less than one percent
(1)    Sole voting and investment power unless otherwise specified.
(2)    Includes (i) 15,397,650 shares of Class B common stock held by Mr. Levchin, (ii) 735,294 shares of Class A common stock held by the Levchin 2012 Irrevocable Trust, (iii) 735,294 shares of Class B common stock held by the Levchin 2012 Irrevocable Trust, and (iv) 10,352,528 shares of Class B common stock held by 2012 MRL Investments LLC. Mr. Levchin has sole voting and investment power over the shares held by 2012 MRL Investments LLC. As joint settlors of the Levchin 2012 Irrevocable Trust, Mr. Levchin and his spouse jointly have the right to acquire the shares held by the trust within 60 days of September 30, 2026 but do not have voting or investment power over such shares. The table also includes 2,000,002 shares of Class A common stock issuable upon exercise of outstanding stock options held by Mr. Levchin as of September 30, 2026.
(3)    Includes (i) 61,540 shares of Class A common stock issuable upon exercise of outstanding stock options held by Mr. O’Hare as of September 30, 2026, and (ii) 8,102 shares of Class A common stock issuable upon exercise of outstanding stock options held by Mr. O’Hare that are expected to vest within 60 days of September 30, 2026.
(4)    Includes (i) 1,768,551 shares of Class A common stock issuable upon exercise of outstanding stock options held by Mr. Linford as of September 30, 2026, and (ii) 24,480 shares of Class A common stock issuable upon exercise of outstanding stock options held by Mr. Linford that are expected to vest within 60 days of September 30, 2026.
(5)    Includes (i) 1,789,724 shares of Class A common stock issuable upon exercise of outstanding stock options held by Mr. Michalek as of September 30, 2026, (ii) 24,146 shares of Class A common stock issuable upon exercise of outstanding stock options held by Mr. Michalek that are expected to vest within 60 days of September 30, 2026, and (iv) 868,114 shares of Class A common stock held by the Michalek 2007 Trust dated March 21, 2007.
(6)    Includes (i) 105,976 shares of Class A common stock issuable upon exercise of outstanding stock options held by Ms. Adkins as of September 30, 2026, and (ii) 7,248 shares of Class A common stock issuable upon exercise of outstanding stock options held by Ms. Adkins that are expected to vest within 60 days of September 30, 2026.
(7)    As a director nominee whose service on the Board is subject to, and effective as of, his election at the Annual Meeting, Mr. Bray has not yet received a RSU award from the Company. He will receive an initial and annual RSU awards upon his election to the Board.
(8)    Includes 9,464 shares of Class A common stock issuable pursuant to RSUs held by Mr. Sánchez that are subject to vesting and settlement conditions expected to occur within 60 days of September 30, 2026.
(9)    As Mr. Schneider was appointed to the Board effective July 1, 2026, his initial RSU award has not yet vested.
(10)    Includes (i) 5,725,793 shares of Class A common stock issuable upon exercise of outstanding options held by all directors and executive officers as a group (13 individuals) as of September 30, 2026, (ii) 63,976 shares of Class A common stock issuable upon exercise of outstanding options that vest within 60 days of September 30, 2026 and (iii) 9,464 shares of Class A common stock issuable pursuant to RSUs that are subject to vesting and settlement conditions expected to occur within 60 days of September 30, 2026.
(11)    Based solely on information contained in a Schedule 13G filed with the SEC on January 21, 2026. Of the shares of Class A common stock beneficially owned, BlackRock, Inc. (“BlackRock”) reported that it has sole voting power over 13,567,856 shares and sole dispositive power over 14,766,952 shares. The address of BlackRock is 50 Hudson Yards, New York, New York 10001. The percentage in the table reflects 298,389,237 shares of Class A common stock outstanding as of September 30, 2026; BlackRock’s Schedule 13G reported ownership of 5.1% based on the number of shares outstanding reported in our Form 10-Q for the period ended September 30, 2025.
(12)    Based solely on information contained in a Schedule 13G/A filed with the SEC on February 9, 2024. Of the shares of Class A common stock beneficially owned, Capital Research Global Investors (“CRGI”) reported that it has sole voting power over 20,251,044 shares and sole dispositive power over 20,251,044 shares. The address of CRGI is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.
(13)    Based solely on information contained in a Schedule 13G/A filed with the SEC on August 12, 2026. Of the shares of Class A common stock beneficially owned, Capital World Investors (“CWI”) reported that it has sole voting power over 23,106,103 shares and sole dispositive power over 23,115,136 shares. The address of CWI is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.
(14)    Based solely on information contained in a Schedule 13G filed with the SEC on May 6, 2026. Of the shares of common stock beneficially owned, FMR LLC (“FMR”) reported that it has (i) sole voting power over 16,350,521 shares of common stock and (ii) sole dispositive power over 17,741,707 shares of common stock and Abigail P. Johnson has sole dispositive power over 17,741,707 shares. The address of FMR and Abigail P. Johnson is 245 Summer Street, Boston, MA 02210.
(15)    Based solely on information contained in a Schedule 13G filed with the SEC on July 16, 2026. Of the shares of common stock beneficially owned, JPMorgan Chase & Co. (“JPMorgan”) reported that it has (i) sole voting power over 15,097,009 shares of common stock, (ii) shared voting power over 251,760 shares of common stock, (iii) sole dispositive power over 16,752,611 shares of common stock and (iv) shared dispositive power over 79,408 shares of common stock. The address of JPMorgan is 270 Park Avenue, New York, NY 10017.
(16)    Based solely on information contained in a Schedule 13G/A filed with the SEC on May 11, 2026. Of the shares of common stock beneficially owned, Morgan Stanley reported that it has shared voting power over 18,456,946 shares and shared dispositive power over 20,737,156 shares and Morgan Stanley Investment Management Inc. (“MSIM”) has shared voting power of 17,406,403 shares and shared dispositive power over 19,597,145 shares. The securities being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by MSIM, a wholly owned subsidiary of Morgan Stanley. The address of Morgan Stanley, including MSIM, is 1585 Broadway, New York, NY 10036.
(17)    Based solely on information contained in a Schedule 13G filed with the SEC on February 10, 2022. The address of Shopify is 151 O’Connor Street, Ground Floor, Ottawa, Ontario, Canada K2P 2L8.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	51

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:
•the amounts involved exceeded or will exceed $120,000; and
•any of our directors, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons (each, a “related person”), had or will have a direct or indirect material interest.
We believe the terms of the transactions described below were comparable to terms we could have obtained in arm’s-length dealings with unrelated third parties.
Transactions
On May 31, 2023, we entered into an origination program agreement with Lead Bank, an FDIC-insured Missouri state-chartered bank. Jacqueline D. Reses, a member of our Board, is the Chief Executive Officer of Lead Bank. During the fiscal year ended June 30, 2026, Lead Bank originated $10.9 billion of loans through our platform, and we paid an aggregate amount of direct fees plus interest on originated loans received by Lead Bank during fiscal 2026 of approximately $4.8 million.
On March 21, 2022, Affirm entered into a master services agreement (“MSA”) with Teller, Inc. (“Teller”), a company in which SciFi VC may hold an ownership interest of greater than 5%. Max Levchin, our Chairman and CEO, is the founder and a general partner of SciFi VC. Under the terms of the MSA, the Company integrates its application with Teller’s API and accesses Teller’s platform, which allows the Company’s end users to connect their bank accounts to the Company’s application. The MSA, as amended on March 16, 2023, provides for the Company to pay Teller an amount based on usage. For fiscal 2026, the Company paid Teller approximately $331,000.
On July 16, 2020, we entered into a customer installment program agreement with Shopify Inc. (“Shopify”) which made our platform available to eligible Shopify merchants in the U.S. through Shopify’s Shop Pay Installments. On February 14, 2025, we entered a global customer installment program agreement with Shopify which made certain of our platform services available to eligible Shopify merchants in both the U.S. and certain international geographies through Shopify’s Shop Pay Installments. Shopify is deemed to be a related party because it is a principal owner of more than five percent of the Company’s voting interest. In the ordinary course of business, we incur fees in connection with transactions processed on the Shopify platform under the agreements.

Policies and Procedures for Transactions with Related Persons
We have a formal written policy providing that any related person transaction (as defined in the policy), and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by the Audit Committee.
When determining whether to approve or ratify a related person transaction, the Audit Committee will review relevant facts regarding the related person transaction, including, among other things:
•the related person’s interest in the transaction;
•the terms of the transaction;
•the purpose of, and the potential benefits to us of, the transaction; and
•any other information regarding the related person transaction or the related person that would be material to investors in light of the circumstances of the particular transaction.
Any member of the Audit Committee who has an interest in a potential related person transaction will not participate in any discussion or approval of such related person transaction, except that such member shall provide all material information concerning the transaction to the Audit Committee.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	52

OTHER MATTERS
OTHER MATTERS
Fiscal 2026 Annual Report and SEC Filings
Our financial statements for fiscal 2026 are included in our 2026 annual report, which we will make available to stockholders at the same time as this proxy statement. Our 2026 annual report and this proxy statement are posted online at www.proxydocs.com/AFRM and are available from the SEC at its website at www.sec.gov.
You may also obtain a copy of our 2026 annual report without charge by sending a written request to Affirm Holdings, Inc., Attention: Investor Relations, 221 Main Street, Floor 6, San Francisco, California 94105.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	53

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.

Why am I receiving these materials?
You are receiving this proxy statement because our Board is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.

Who is entitled to vote at the Annual Meeting?
Holders of either our Class A common stock or Class B common stock as of the close of business on October 16, 2026, the record date for the Annual Meeting (the “Record Date”), are entitled to vote at the Annual Meeting. As of the Record Date, there were 298,478,471 shares of Class A common stock and 40,529,390 shares of Class B common stock outstanding and entitled to vote. We refer to our Class A common stock and Class B common stock, together, as “common stock”.

How many votes per share do I have?
Our Class A common stock has one vote per share and our Class B common stock has fifteen votes per share. Our Class A and Class B common stock will vote together as a single class on all matters to be voted upon at the Annual Meeting.

How can I vote?
Your voting options depend on how you hold your shares. If your shares are held in an account by a broker, bank or other agent acting as a nominee, then you are the beneficial owner of shares held in “street-name,” and the proxy materials were forwarded to you by that organization. As a street-name holder, you have the right to instruct that organization on how to vote the shares held in your account at the Annual Meeting. To do so, you should follow the voting instructions you receive from your broker, bank or other agent. If you are the stockholder of record, you may vote as follows:
•By mail, by completing, signing and dating the enclosed proxy card and returning it promptly in the envelope provided.
•By telephone, by calling (866) 230-8413 and following the recorded instructions.
•Online, by going to www.proxypush.com/AFRM and following the prompts.
•At the Annual Meeting, by following the log in procedures described below and completing the online form during the Annual Meeting.
If you vote by mail, your proxy or voting instruction card, as applicable, must be received by the day before the Annual Meeting. You may still attend and vote at the Annual Meeting online even if you have already voted by proxy.

How can I change my vote?
You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the beneficial owner, please follow the instructions provided by the broker, bank or other agent through which your shares are held. If you are the stockholder of record, you can change your vote or revoke your proxy by submitting a subsequent proxy or by sending a timely written notice that you are revoking your proxy to the Corporate Secretary at the Company’s address (see the first page of this proxy statement). Such notice will be considered timely if it is received by the day before the Annual Meeting. You can also change your vote by attending and voting at the Annual Meeting online. Please note that simply attending the Annual Meeting will not, by itself, revoke your proxy.

Who will count the votes?
Votes will be counted by the inspector of election appointed for the Annual Meeting by our Board.

What if I am a record holder and I do not submit voting instructions?
If you complete and submit your proxy, the persons named as proxies will vote your shares in accordance with your instructions. If you submit a proxy but do not complete the voting instructions, the persons named as proxies will vote

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	54

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
your shares in accordance with the Board’s recommendations below. If you do not submit a proxy or vote at the Annual Meeting, your shares will not be voted.

What if I am a street-name holder and I do not submit voting instructions?
You may instruct your broker, bank or other agent on how to vote your shares by following the instructions they provided with the proxy materials. If you do not do so, the firm has discretion to vote your shares only with respect to proposals that are considered “routine” matters. If you do not provide instructions for any proposal that is determined to not be “routine,” the firm that holds your shares will not have discretionary authority to vote your shares for any such proposal. This is called a “broker non-vote.” Therefore, you are encouraged to return your voting instructions so that your shares are voted at the Annual Meeting.

What vote is necessary to approve each proposal and what are the Board’s recommendations?
The following table sets forth the voting requirements for each proposal being voted on at the Annual Meeting and the Board’s recommendations.

Proposal	Board Recommendation	Required Vote	Effect of
			Abstentions	Broker Non- Votes
Election of directors	For each nominee	Majority of the votes cast at the meeting	No effect	No effect
Ratification of selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027	For	Majority of the voting power of the shares represented at the meeting and entitled to vote on the matter	Same as a vote AGAINST	Not counted as entitled to vote and so no effect
Approval, on a non-binding advisory basis, of the compensation of our NEOs	For	Majority of the voting power of the shares represented at the meeting and entitled to vote on the matter	Same as a vote AGAINST	Not counted as entitled to vote and so no effect

What if other business comes before the Annual Meeting?
We do not expect any other business to properly come before the Annual Meeting; however, if any other business should properly come before the Annual Meeting, the persons named as proxies will vote your shares on such matters in accordance with their best judgment. Each nominee has consented to be a candidate and to serve if elected. Although the Board has no reason to believe that any nominee will be unavailable to serve as a director, if such an event should occur, the Board may designate a substitute nominee or reduce the size of the Board. If the Board designates a substitute nominee, proxies will be voted for such substitute nominee(s).

Do I have to do anything in advance if I plan to attend the Annual Meeting?
The Annual Meeting will be a virtual audio meeting of stockholders, which will be conducted via live audio webcast. You are entitled to participate in the Annual Meeting only if you were a holder of our common stock as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting.
You will be able to attend and vote at the Annual Meeting and submit your questions during the Annual Meeting by registering in advance at www.proxydocs.com/AFRM. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.
To register for and participate in the Annual Meeting, you will need the control number included on your Notice or proxy card. The live audio webcast will begin promptly at 9:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

How can I submit a question during the Annual Meeting?
Stockholders are permitted to submit questions during the Annual Meeting via www.proxydocs.com/AFRM. We will answer as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	55

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

How can I get help if I have trouble checking in or listening to the meeting online?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting log-in page.

What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxy holders by our Board. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above. If the Annual Meeting is postponed or adjourned for more than 60 days after the original date for the Annual Meeting, our Board must fix a new record date.

Who pays the cost of the proxy solicitation?
We will pay for the costs of soliciting proxies, including the preparation, assembly, printing and mailing of the proxy materials. In addition, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication, without additional compensation. We may also reimburse brokers, banks, fiduciaries, custodians and other institutions for their costs in forwarding the proxy materials to the street-name holders of our common stock.

What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Nevada law. The presence (including by proxy) of a majority of the voting power of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. If there is no quorum, the chairperson of the meeting or a majority of the voting power of the shares present at the Annual Meeting may adjourn the meeting to a later date.

What does it mean if I received more than one Notice?
If you receive more than one Notice, you hold shares that may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted an SEC-approved procedure called “householding.” Under this procedure, we will deliver only one copy of our Notice, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our annual report to stockholders and this proxy statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the Notice, proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
Affirm Holdings, Inc.
Attention: Secretary
221 Main Street, Floor 6
San Francisco, California 94105
(415) 960-1518
Stockholders who hold shares in street-name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	56

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

How can I sign up to receive future proxy materials by e-mail?
We encourage stockholders to take advantage of electronic delivery to help reduce the cost and environmental impact of the Annual Meeting. To sign up for electronic delivery, please follow the instructions above for voting online and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. Also, if you are a beneficial owner, you may sign up for electronic delivery by contacting your bank, broker or other agent through which you hold your shares. Once you sign up, you will not receive a printed copy of the proxy materials unless you request them.

How can I find out the results of the voting at the Annual Meeting?
We will announce the preliminary voting results at the Annual Meeting. Final voting results will be tallied by the inspector of elections and will be published in the Company’s Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting.

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	57

PROPOSALS OF STOCKHOLDERS FOR 2027 ANNUAL MEETING
PROPOSALS OF STOCKHOLDERS FOR 2027 ANNUAL MEETING
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”), our Secretary must receive the written proposal at our principal executive offices not later than June 25, 2027. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
Affirm Holdings, Inc.
Attention: Secretary
221 Main Street, Floor 6
San Francisco, California 94105
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our Board, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws (which includes information required under Rule 14a-19). To be timely for our 2027 Annual Meeting, our Secretary must receive the written notice at our principal executive offices:
•not earlier than August 16, 2027; and
•not later than September 15, 2027.
In the event that we hold our 2027 Annual Meeting more than 30 days before or after the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the opening of business on the 120th day before the date of the 2027 Annual Meeting and no later than the close of business on the later of the following two dates:
•the 90th day prior to the 2027 Annual Meeting; and
•the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.
*    *    *

Our Board knows of no other matters that will be presented for consideration during the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws. It is important that your shares of our common stock be represented during the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
San Francisco, California
October 23, 2026

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	58

APPENDIX A

Key Operating Metric
Our management and Board measure GMV to assess the volume of transactions that take place on our platform. We define GMV as the total dollar amount of all transactions on the Affirm platform during the applicable period, net of refunds. GMV does not represent revenue earned by us; however, it is an indicator of the success of our merchants and the strength of our platform.
Non-GAAP Financial Measures
Our management and Board use total revenue less transaction costs and adjusted operating income (loss), which are non-GAAP financial measures, to evaluate our operating performance and make strategic decisions. We believe that total revenue less transaction costs is a useful financial measure to both us and investors of the economic value generated by transactions processed on the Affirm platform. We also believe that adjusted operating income (loss) is a useful financial measure to both us and investors for evaluating our operating performance and that it facilitates period to period comparisons of our results of operations as the items excluded generally are not a function of our operating performance.
The following tables present a reconciliation of revenue less transaction costs and adjusted operating income (loss) to their most directly comparable financial measures prepared in accordance with GAAP for each of the periods indicated.

	Year ended June 30,
	2026	2025

	(in thousands)(unaudited)
Total Revenue, net	$4,261,082	$3,224,412
Less: Loss on loan purchase commitment	311,864	242,264
Less: Provision for credit losses	796,650	616,683
Less: Funding costs	454,016	425,451
Less: Processing and servicing	613,587	457,849
Revenue Less Transaction Costs (Non-GAAP)	$2,084,965	$1,482,165

Operating (Loss) Income	$416,977	$(87,273)
Add: Depreciation and amortization	302,173	225,153
Add: Stock-based compensation included in operating expenses	304,671	321,433
Add: Enterprise warrant and share-based expense	211,162	318,954
Add: Restructuring charges, net	—	(184)
Adjusted Operating Income (Loss) (Non-GAAP)	$1,234,983	$778,083

AFFIRM HOLDINGS, INC. 2026 PROXY STATEMENT	59

affirm

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Go Green! To receive documents via e-mail, simply go to: www.proxydocs.com/AFRM

Affirm Holdings, Inc.

Annual Meeting of Stockholders

For Stockholders of Record as of October 16, 2026

Monday, December 14, 2026 9:00 AM, Pacific Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/AFRM for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 9:00 AM, Pacific Time, December 14, 2026

Internet:
www.proxypush.com/AFRM

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-230-8413

- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/AFRM

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Max Levchin, Rob O'Hare and Katherine Adkins (the "Named Proxies"), and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Affirm Holdings, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Pacific Time on December 14, 2026 and any adjournment or postponement thereof, as directed on the reverse side of this proxy card, upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made or for the election of a substitute nominee to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve).

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved affirm

Affirm Holdings, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect the three Class III nominees for director named in the accompanying proxy statement to hold office until the 2029 Annual Meeting and until their successors have been duly elected and qualified or until such director's earlier death, resignation or removal.	FOR	AGAINST	ABSTAIN	
	1.01 Max Levchin	☐	☐	☐	**FOR**
	1.02 James Bray	☐	☐	☐	**FOR**
	1.03 Ryan Schneider	☐	☐	☐	**FOR**
		FOR	AGAINST	ABSTAIN	
2.	To ratify the Audit Committee's selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2027.	☐	☐	☐	**FOR**
3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	☐	☐	☐	**FOR**

NOTE: The proxies are authorized to transact such other business as may properly come before the meeting or at any and all adjournments, continuations or postponements thereof.

You must register to attend the meeting online and/or participate at www.proxydocs.com/AFRM

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date